UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report July 31, 2014

NSL

Nuveen Senior Income Fund

JFR

Nuveen Floating Rate Income Fund

JRO

Nuveen Floating Rate Income Opportunity Fund

JSD

Nuveen Short Duration Credit Opportunities Fund

JQC

Nuveen Credit Strategies Income Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	24
Report of Independent Registered Public Accounting Firm	25
Portfolios of Investments	26
Statement of Assets and Liabilities	76
Statement of Operations	77
Statement of Changes in Net Assets	78
Statement of Cash Flows	81
Financial Highlights	84
Notes to Financial Statements	91
Additional Fund Information	109
Glossary of Terms Used in this Report	111
Reinvest Automatically, Easily and Conveniently	112
Board Member & Officers	113
Annual Investment Management Agreement Approval Process	118

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
September 22, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds' investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm's Chief Investment Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee. Here they discuss the U.S. economy and equity markets, management strategies and the performance of the Funds during the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed's monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed's 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy's weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed's unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke's remarks about tapering the Fed's asset purchase program triggered widespread uncertainty about the next step for the Fed's quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

Assets across the risk spectrum had a strong performance during the reporting period as nearly all major equity and credit markets posted positive returns. Lingering concerns surrounding harsh domestic weather, emerging market volatility and geopolitical tension between Russia and the West subsided as indexes repeatedly set all-time highs. The loan market moved cautiously higher in April before rallying more significantly in May and June as investors wrote off the drop in first quarter GDP as a temporary contraction; focusing instead on encouraging employment data, home sales figures and accommodative Fed policy statements.

After a streak of nine consecutive quarters of positive inflows, $5.8 billion left retail leveraged loan (loan) mutual funds during the second quarter of 2014 as concerns over rising interest rates abated. The impact of this quarter's outflows were offset by a record $39.3 billion of new collateralized loan obligation (CLO) issuance, which are often lower-rated corporate loans. This helped generate positive loan price appreciation. Loans continue to see demand from institutional and retail investors as well as CLOs. Year to date visible inflows from CLO issuance and retail loan funds total $63.2 billion and $1.8 billion, respectively. From a supply standpoint, second quarter gross loan new issuance slowed to $127.5 billion, with 77.6% of the proceeds used for acquisition and refinancing related activity as repricings notably fell from the prior period. Merger and acquisition activity has increased in the market, with acquisition related issuance totaling $48.7 billion during the quarter, the highest dollar amount since 2007. Three companies defaulted during the quarter, impacting $20.3 billion in loans. Of this, $20.0 billion belonged to the long-anticipated Chapter 11 filing of Energy Futures Holdings (also known as TXU). The portfolios did not own any of the issues that defaulted during the quarter. Excluding the TXU bankruptcy, the trailing twelve month par-weighted default rate is 1.4% which remains well below the 3.4% long-term historical average default rate.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2014 and how did these strategies influence performance?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. Under normal market conditions the Fund maintains a portfolio with an average duration that does not exceed two years.

Nuveen Investments

JQC invests at least 70% of its assets in senior secured and second lien loans and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company's capital structures. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks. The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers and was focused on companies that had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

How did the Funds perform during this twelve-month reporting period ended July 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2014. For the twelve-month reporting period ended July 31, 2014, NSL, JFR, JRO and JSD's total return on common share net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index, while all the Funds outperformed the CSFB Leveraged Loan Index.

Loans in general performed well and exhibited relative stability during the reporting period, as the asset class was supported by continued demand for floating rate products from institutional investors and CLO new issuance.

The Funds' maintained exposure primarily to senior loans during the reporting period, which benefited performance. Exposure consisted of mainly U.S. issuers and was focused on companies that had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow. The term loans and high yield bonds of Clear Channel Communications, Inc. (Clear Channel), a diversified media and entertainment company, continued to be strong performers for the Funds. Investors have rewarded these loans over the last two years as the company refinanced its shorter dated maturities and have reported improving earnings trends. Also contributing to the portfolios' performance were the loans of Golden Living, a health care company. During the reporting period, the lenders negotiated more favorable terms through an amendment of the credit agreement, securing a higher coupon on the loan in exchange for looser covenants. As a result, the loans rallied.

Although the Funds' portfolios have not owned the position since September 2013, the loans of J.C. Penney Company, a large retailer, detracted from performance due to headline risk from a prominent activist investor, disappointing sales figures and uncertainty over the search for a new CEO. The Funds were also negatively affected by positions in the loans of Sun Products Corporation, a cleaning products company that reported disappointing earnings results during November 2013. The exposure was pared down in late 2013 and completely removed from the portfolios in early 2014.

JSD was also hurt from small short exposures to Kohl's Corporation and The Kroger Company as both companies steadily improved throughout the reporting period. JSD continued to invest in credit default swaps, which were used to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts. These contracts had a negligible effect on performance.

Lastly JQC continued to benefit from the strong performance of risk assets during the reporting period. From an asset class standpoint, senior loans, high yield bonds and equity all contributed to portfolio returns. Within the asset classes, the Fund continues to favor sectors that generate recurring revenues and strong cash flows such as health care, media and telecommunications. The Fund also benefited from its allocation to high yield corporate bonds and equity securities.

There has been an increased focus on the structure of many senior loans in the market, including LIBOR floors. These are fairly recent developments and worthy of discussion. All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of "LIBOR plus 400 basis points (bp)" in which the coupon consists of 90-day LIBOR, plus 400bp. Given today's relatively low LIBOR rate, however, many issuers have put in place

Nuveen Investments

Portfolio Managers' Comments (continued)

LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a "floor" on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of "LIBOR + 400bp with a 100bp LIBOR floor." In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings for NSL, JFR and JRO Variable Rate Term Preferred Shares. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds use through bank borrowings. NSL's and JSD's swap contracts detracted modestly from overall Fund performance during this reporting period. JFR's, JRO's and JQC's swap contracts had an overall negligible impact on the Funds' performance during this reporting period.

As of July 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	36.95%	37.00%	36.96%	30.18%	30.27%
Regulatory Leverage*	36.95%	37.00%	36.96%	30.18%	30.27%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Bank Borrowings	$112,000,000	$269,000,000	$188,000,000	$85,000,000	$606,000,000

Refer to Notes to Financial Statements, Note 9—Borrowing Arrangements for further details.

Variable Rate Term Preferred Shares

During the current reporting period, NSL, JFR and JRO each refinanced a portion of their bank borrowings with the issuance of Variable Rate Term Preferred (VRTP) Shares. Each Fund's VRTP Shares were issued via private placement and are not publicly available. VRTP Shares feature a fixed short-term (three years) with floating rate dividends set monthly at a specified short-term index rate, plus a fixed spread. As of July 31, 2014, the Funds' outstanding VRTP Shares are as shown in the accompanying table.

	NSL	JFR	JRO
VRTP Shares, at liquidation value	$58,000,000	$139,000,000	$98,000,000

Refer to Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies for further details on VRTP Shares.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of July 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NSL	JFR	JRO	JSD	JQC
August 2013	$0.0410	$0.0700	$0.0730	$0.1260	$0.0620
September	0.0390	0.0670	0.0690	0.1220	0.0580
October	0.0390	0.0670	0.0690	0.1220	0.0580
November	0.0390	0.0670	0.0690	0.1220	0.0580
December	0.0360	0.0615	0.0645	0.1140	0.0545
January	0.0360	0.0615	0.0645	0.1140	0.0545
Februrary	0.0360	0.0615	0.0645	0.1140	0.0545
March	0.0360	0.0615	0.0645	0.1140	0.0525
April	0.0360	0.0615	0.0645	0.1140	0.0525
May	0.0360	0.0615	0.0645	0.1140	0.0525
June	0.0350	0.0600	0.0630	0.0970	0.0435
July 2014	0.0350	0.0600	0.0630	0.0970	0.0435
Short-Term Capital Gain*	—	—	—	$0.0729	—
Long-Term Capital Gain*	—	—	—	$0.2540	—
Current Distribution Rate**	6.02%	6.14%	6.10%	6.40%	5.77%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2014, JSD and JQC had zero UNII balances while the remaining three Funds had positive UNII balances for tax purposes. All of the Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the fiscal year ended July 31, 2014 were paid from net investment income, except for JQC. In certain future instances, a portion of each Fund's monthly distributions may be paid from sources or comprised of elements other than net investment income, including capital gains and/or a return of capital,

Nuveen Investments

and in such a case the shareholders will receive a notice to that effect. For fiscal year ended July 31, 2014, the annual distributions for JQC were sourced partly from realized gains. Annual distributions of $.6440 per share included $.0330 per share of capital gains or 5.1% of the total distributions. The composition and per share amounts of each Fund's monthly dividends for the fiscal year are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE REPURCHASES

As of July 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Shares Cumulatively Repurchased and Retired	—	147,593	19,400	—	4,356,192
Common Shares Authorized for Repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,625,000

During the current reporting period, the Funds repurchased and retired shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Shares Repurchased and Retired	0	0	0	0	41,100
Weighted Average Price Per Common Share Repurchased and Retired	$0	$0	$0	$0	$9.16
Weighted Average Discount Per Common Share Repurchased and Retired	0%	0%	0%	0%	11.17%

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price or above the Fund's NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	NSL	JFR	JRO	JSD	JQC
Additional Common Shares Authorized	12,000,000	12,900,000	11,600,000	1,000,000	13,600,000

During the current reporting period, the following Funds sold common shares through their equity shelf programs at a weighted average premium to their NAV per common share as shown in the accompanying table.

	JFR	JRO
Common Shares Sold through Equity Shelf Program	22,610	43,186
Weighted Average Premium to NAV per Common Share Sold	1.46%	1.34%

As of November 30, 2013, NSL's, JFR's and JRO's shelf offering registration statement is no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of July 31, 2014, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Share NAV	$7.51	$12.59	$12.68	$19.48	$10.25
Common Share Price	$6.98	$11.72	$12.40	$18.20	$9.05
Premium/(Discount) to NAV	(7.06)%	(6.91)%	(2.21)%	(6.57)%	(11.71)%
12-Month Average Premium/(Discount) to NAV	(5.64)%	(5.34)%	(3.74)%	(5.38)%	(7.49)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter-parties to these transactions will be unable to meet their obligations.

Non-Investment Grade or Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Nuveen Investments

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Nuveen Investments

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	6.78%	13.38%	6.67%
NSL at Common Share Price	(0.29)%	14.10%	4.42%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
CSFB Leveraged Loan Index	4.95%	7.90%	4.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	127.3%
Common Stocks	2.6%
Convertible Bonds	0.3%
Corporate Bonds	19.7%
Short-Term Investments	7.7%
Borrowings	(38.6)%
VRTP Shares, at Liquidation Value	(20.0)%
Other Assets Less Liabilities	1.0%

Top Five Issuers

(% of total long-term investments)1

Tribune Company	4.0%
Clear Channel Communications, Inc.	3.6%
Infor US Inc.	2.6%
Valeant Pharmaceuticals International, Inc.	2.1%
Dell, Inc.	2.1%

Portfolio Composition

(% of total investments)1

Media	15.6%
Software	5.9%
Pharmaceuticals	5.9%
Food Products	5.3%
Health Care Providers & Services	4.7%
Diversified Consumer Services	4.6%
Diversified Telecommunication Services	4.5%
Hotels, Restaurants & Leisure	4.2%
Oil, Gas & Consumable Fuels	3.7%
Health Care Equipment & Supplies	3.5%
Semiconductors & Equipment	3.2%
Commercial Services & Supplies	2.6%
Computers & Peripherals	2.0%
Wireless Telecommunication Services	2.0%
Airlines	1.9%
Food & Staples Retailing	1.9%
IT Services	1.8%
Chemicals	1.8%
Energy Equipment & Services	1.7%
Short-Term Investments	4.9%
Other Industries	18.3%

Credit Quality

(% of total investments)1

BBB	1.5%
BB or Lower	90.5%
N/R (not rated)	1.5%
N/A (not applicable)	6.5%

1  Excluding investments in derivatives.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	6.62%	12.42%	6.22%
JFR at Common Share Price	(1.84)%	14.50%	5.28%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
CSFB Leveraged Loan Index	4.95%	7.90%	4.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	120.8%
Common Stocks	2.8%
Convertible Bonds	0.3%
Corporate Bonds	18.6%
Asset-Backed Securities	5.6%
Investment Companies	1.7%
Short-Term Investments	9.4%
Borrowings	(38.7)%
VRTP Shares, at Liquidation Value	(20.0)%
Other Assets Less Liabilities	(0.5)%

Top Five Issuers

(% of total long-term investments)1

Tribune Company	3.8%
Clear Channel Communications, Inc.	3.3%
Infor Us Inc.	1.9%
Dell, Inc.	1.7%
Univision Communications, Inc.	1.7%

Portfolio Composition

(% of total investments)1

Media	15.5%
Health Care Providers & Services	5.4%
Software	5.4%
Diversified Telecommunication Services	4.8%
Pharmaceuticals	4.6%
Food Products	4.5%
Oil, Gas & Consumable Fuels	3.8%
Diversified Consumer Services	3.6%
Hotels, Restaurants & Leisure	3.0%
Wireless Telecommunication Services	2.9%
Semiconductors & Equipment	2.8%
Health Care Equipment & Supplies	2.6%
Commercial Services & Supplies	2.4%
Airlines	1.8%
Automobiles	1.8%
Chemicals	1.8%
Food & Staples Retailing	1.8%
Real Estate Investment Trust	1.6%
Asset-Backed Securities	3.5%
Investment Companies	1.0%
Short-Term Investments	5.9%
Other Industries	19.5%

Credit Quality

(% of total investments)1

BBB	1.6%
BB or Lower	87.5%
N/R (not rated)	2.1%
N/A (not applicable)	8.8%

1  Excluding investments in derivatives.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	7.54%	13.85%	6.73%
JRO at Common Share Price	3.91%	16.51%	6.33%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
CSFB Leveraged Loan Index	4.95%	7.90%	4.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	122.0%
Common Stocks	3.5%
Convertible Bonds	0.3%
Corporate Bonds	21.2%
Asset-Backed Securities	5.3%
Short-Term Investments	6.7%
Borrowings	(38.5)%
VRTP Shares, at Liquidation Value	(20.1)%
Other Assets Less Liabilities	(0.4)%

Top Five Issuers

(% of total long-term investments)1

Tribune Company	4.2%
Clear Channel Communications, Inc.	4.0%
Infor Us Inc.	1.9%
Dell, Inc.	1.7%
US Foods, Inc.	1.6%

Portfolio Composition

(% of total investments)1

Media	18.0%
Software	6.0%
Pharmaceuticals	5.0%
Food Products	4.7%
Health Care Providers & Services	4.6%
Diversified Telecommunication Services	4.6%
Diversified Consumer Services	4.1%
Oil, Gas & Consumable Fuels	3.7%
Wireless Telecommunication Services	3.0%
Semiconductors & Equipment	2.9%
Hotels, Restaurants & Leisure	2.9%
Health Care Equipment & Supplies	2.8%
Commercial Services & Supplies	2.4%
Automobiles	2.2%
Airlines	1.8%
Real Estate Investment Trust	1.8%
Food & Staples Retailing	1.7%
Computers & Peripherals	1.7%
Asset-Backed Securities	3.3%
Short-Term Investments	4.2%
Other Industries	18.6%

Credit Quality

(% of total investments)1

BBB	1.4%
BB or Lower	89.9%
N/R (not rated)	2.3%
N/A (not applicable)	6.4%

1  Excluding investments in derivatives.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	Since Inception[1]
JSD at Common Share NAV	6.59%	8.83%
JSD at Common Share Price	0.16%	5.24%
Barclays U.S. Aggregate Bond Index	3.97%	3.40%
CSFB Leveraged Loan Index	4.95%	5.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	115.1%
Common Stocks	0.7%
Corporate Bonds	19.2%
Short-Term Investments	10.6%
Borrowings	(43.2)%
Other Assets Less Liabilities	(2.4)%

Top Five Issuers

(% of total long-term investments)2

Clear Channel Communications, Inc.	3.4%
Valeant Pharmaceuticals International, Inc.	3.0%
Infor Us Inc.	2.6%
Delta Air Lines, Inc.	2.3%
Dell, Inc.	1.9%

Portfolio Composition

(% of total investments)2

Media	10.1%
Pharmaceuticals	7.5%
Health Care Providers & Services	7.2%
Software	6.8%
Diversified Consumer Services	4.6%
Oil, Gas & Consumable Fuels	4.5%
Diversified Telecommunication Services	4.3%
Health Care Equipment & Supplies	4.1%
Food Products	3.5%
IT Services	2.9%
Airlines	2.8%
Wireless Telecommunication Services	2.7%
Commercial Services & Supplies	2.6%
Hotels, Restaurants & Leisure	2.6%
Food & Staples Retailing	2.2%
Leisure Equipment & Products	2.0%
Real Estate Investment Trust	1.8%
Computers & Peripherals	1.7%
Short-Term Investments	7.3%
Other Industries	18.8%

Credit Quality

(% of total investments)2

BBB	0.5%
BB or Lower	90.3%
N/R (not rated)	1.4%
N/A (not applicable)	7.8%

1  Since inception returns are from 5/25/11.

2  Excluding investments in derivatives.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	7.74%	13.94%	4.96%
JQC at Common Share Price	(3.44)%	16.87%	5.27%
CSFB Leveraged Loan Index	4.95%	7.90%	4.99%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	107.5%
Common Stocks	7.1%
Convertible Bonds	0.7%
Corporate Bonds	21.5%
Structured Notes	2.0%
Short-Term Investments	7.8%
Borrowings	(43.4)%
Other Assets Less Liabilities	(3.2)%

Top Five Issuers

(% of total long-term investments)1

Clear Channel Communications, Inc.	2.8%
Community Health Systems, Inc.	2.6%
WideOpenWest Finance	2.4%
Delta Air Lines, Inc.	2.3%
BMC Software, Inc.	2.2%

Portfolio Composition

(% of total investments)1

Media	10.7%
Software	9.3%
Pharmaceuticals	6.6%
Health Care Equipment & Supplies	6.0%
Diversified Telecommunication Services	5.0%
Health Care Providers & Services	4.6%
Diversified Consumer Services	4.1%
Food Products	3.5%
Semiconductors & Equipment	3.2%
Chemicals	3.1%
Real Estate Investment Trust	2.6%
Internet Software & Services	2.5%
Airlines	2.5%
Commercial Services & Supplies	2.5%
Hotels, Restaurants & Leisure	2.2%
Wireless Telecommunication Services	2.1%
Trading Companies & Distributors	1.8%
Food & Staples Retailing	1.9%
Structured Notes	1.3%
Short-Term Investments	5.3%
Other Industries	19.2%

Credit Quality

(% of total investments)1

BBB	2.5%
BB or Lower	85.6%
N/R (not rated)	0.4%
N/A (not applicable)	11.5%

1  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 11, 2014 for JQC; at this meeting the shareholders were asked to vote on the election of Board Members.

JQC
Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	95,844,804
Withhold	2,603,752
Total	98,448,556
David J. Kundert
For	95,799,168
Withhold	2,649,388
Total	98,448,556
John K. Nelson
For	95,760,814
Withhold	2,687,742
Total	98,448,556
Terence J. Toth
For	95,791,646
Withhold	2,656,910
Total	98,448,556

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund, and Nuveen Credit Strategies Income Fund (the "Funds") as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, counterparties, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund, and Nuveen Credit Strategies Income Fund at July 31, 2014, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2014

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of Investments  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.9% (95.1% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 127.3% (80.8% of Total Investments) (4)
	Aerospace & Defense – 0.5% (0.3% of Total Investments)
$1,478	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	$1,461,802
	Airlines – 3.0% (1.9% of Total Investments)
1,478	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	1,481,081
3,935	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	3,932,099
985	Delta Air Lines, Inc., Term Loan B2	2.403%	4/18/16	Ba1	987,326
2,475	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	2,465,719
8,873	Total Airlines				8,866,225
	Automobiles – 2.7% (1.7% of Total Investments)
3,491	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	3,480,951
3,341	Formula One Group, Term Loan, First Lien, WI/DD	TBD	TBD	B	3,316,898
1,000	Formula One Group, Term Loan, Second Lien, WI/DD	TBD	TBD	CCC+	1,002,500
7,832	Total Automobiles				7,800,349
	Building Products – 1.1% (0.7% of Total Investments)
1,600	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,591,858
1,489	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,491,010
3,089	Total Building Products				3,082,868
	Capital Markets – 1.1% (0.7% of Total Investments)
1,489	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,489,680
1,786	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	1,790,540
3,275	Total Capital Markets				3,280,220
	Chemicals – 2.8% (1.8% of Total Investments)
1,877	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,870,228
4,000	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	4,019,968
985	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	987,001
1,428	Univar, Inc., Term Loan	5.000%	6/30/17	B+	1,431,614
8,290	Total Chemicals				8,308,811
	Commercial Services & Supplies – 3.8% (2.4% of Total Investments)
514	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	516,514
746	Education Management LLC, Tranche C2, Term Loan	4.250%	6/01/16	CCC–	491,025
489	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	491,194
1,500	International Lease Finance Corp., Term Loan	3.500%	3/06/21	Ba1	1,499,732
2,421	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,329,861
750	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	714,375
5,000	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	5,016,625
11,420	Total Commercial Services & Supplies				11,059,326
	Communications Equipment – 1.2% (0.8% of Total Investments)
3,226	Avaya, Inc., Term Loan B3	4.727%	10/26/17	B1	3,128,598
497	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	494,907
3,723	Total Communications Equipment				3,623,505

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 3.1% (2.0% of Total Investments)
$8,933	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$8,958,072
	Diversified Consumer Services – 6.6% (4.2% of Total Investments)
3,365	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	3,393,872
2,978	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,033,169
7,342	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	7,317,250
1,931	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,878,313
1,769	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	1,776,741
1,679	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,670,430
19,064	Total Diversified Consumer Services				19,069,775
	Diversified Financial Services – 1.9% (1.2% of Total Investments)
1,980	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,989,282
1,975	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	1,983,394
1,500	RCS Capital, Term Loan	6.500%	4/29/19	B+	1,527,188
5,455	Total Diversified Financial Services				5,499,864
	Diversified Telecommunication Services – 5.0% (3.2% of Total Investments)
867	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	861,599
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	1,663,282
669	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	672,591
1,000	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	991,250
1,000	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,000,000
500	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	500,625
3,926	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	3,944,113
1,849	Ziggo N.V., Term Loan B1, DD1	3.250%	1/15/22	BB–	1,819,882
1,191	Ziggo N.V., Term Loan B2, DD1	3.250%	1/15/22	BB–	1,172,766
1,960	Ziggo N.V., Term Loan B3, Delayed Draw WI/DD	TBD	TBD	BB–	1,928,782
14,629	Total Diversified Telecommunication Services				14,554,890
	Electronic Equipment & Instruments – 0.5% (0.4% of Total Investments)
1,620	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,611,722
	Energy Equipment & Services – 2.6% (1.6% of Total Investments)
4,128	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	4,169,574
741	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B–	736,922
1,082	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,078,619
1,485	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,490,569
7,436	Total Energy Equipment & Services				7,475,684
	Food & Staples Retailing – 3.0% (1.9% of Total Investments)
2,480	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	2,495,755
2,379	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,377,760
2,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,031,876
750	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	758,672
981	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	980,714
8,590	Total Food & Staples Retailing				8,644,777
	Food Products – 8.4% (5.3% of Total Investments)
7,973	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	7,983,196
1,000	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,003,333
4,000	Jacobs Douwe Egberts, Term Loan B WI/DD	TBD	TBD	BB	3,950,000
2,175	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB	2,161,660
5,816	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	5,819,686
3,600	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	3,456,173
24,564	Total Food Products				24,374,048

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 3.0% (1.9% of Total Investments)
$1,294	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	$1,300,539
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	718,452
1,007	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,009,259
1,145	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,146,036
3,686	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,696,060
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	991,894
8,819	Total Health Care Equipment & Supplies				8,862,240
	Health Care Providers & Services – 5.3% (3.3% of Total Investments)
313	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	317,559
522	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	529,266
1,508	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	1,513,415
6	Community Health Systems, Inc., Term Loan E	3.478%	1/25/17	BB	5,737
2,324	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,324,614
3,762	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	3,771,189
586	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B	598,304
985	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	990,352
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	512,188
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	831,516
348	Mallinckrodt International Finance SA, Initial Term Loan B	3.500%	3/19/21	BB+	346,197
542	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	544,766
2,487	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,494,652
493	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	493,307
15,244	Total Health Care Providers & Services				15,273,062
	Health Care Technology – 0.8% (0.5% of Total Investments)
2,350	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB–	2,362,669
	Hotels, Restaurants & Leisure – 6.1% (3.9% of Total Investments)
1,386	Caesars Entertainment Operating Company, Inc., Term Loan B6	6.963%	1/28/18	Caa1	1,294,299
3,668	CCM Merger, Inc., Term Loan	6.000%	3/01/17	B+	3,672,520
2,955	CityCenter Holdings LLC, Term Loan	4.250%	10/24/20	B	2,966,192
1,050	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	1,065,750
1,493	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	1,522,350
908	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	911,176
1,478	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,470,729
1,990	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	BB–	1,964,592
942	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB+	929,506
1,913	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	1,915,026
17,783	Total Hotels, Restaurants & Leisure				17,712,140
	Household Durables – 0.2% (0.1% of Total Investments)
485	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	485,647
	Household Products – 0.1% (0.0% of Total Investments)
186	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	185,725
	Industrial Conglomerates – 0.5% (0.3% of Total Investments)
1,493	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,495,431
	Insurance – 2.2% (1.4% of Total Investments)
738	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B1	739,389
2,731	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	2,727,618
2,960	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	2,964,450
6,429	Total Insurance				6,431,457

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Internet Software & Services – 0.5% (0.3% of Total Investments)
$496	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	$497,129
116	Sabre Inc., Term Loan C	4.000%	2/18/18	Ba3	116,271
739	Sabre Inc., Term Loan	4.250%	2/18/19	Ba3	737,750
1,351	Total Internet Software & Services				1,351,150
	IT Services – 2.9% (1.9% of Total Investments)
4,422	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	4,444,239
1,750	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	1,758,750
1,153	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	1,142,523
1,106	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,102,245
8,431	Total IT Services				8,447,757
	Leisure Equipment & Products – 2.0% (1.3% of Total Investments)
2,000	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,009,362
2,017	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,014,621
1,185	Equinox Holdings, Inc., New Initial Term Loan B	4.250%	1/31/20	Ba3	1,189,444
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	505,625
5,702	Total Leisure Equipment & Products				5,719,052
	Machinery – 1.3% (0.8% of Total Investments)
3,167	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	3,183,792
503	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	502,767
3,670	Total Machinery				3,686,559
	Media – 19.0% (12.0% of Total Investments)
58	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan WI/DD	TBD	TBD	B1	57,868
1,742	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/11/21	B1	1,736,025
950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien, DD1	7.500%	7/11/22	CCC+	954,354
814	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	804,006
582	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	578,084
1,500	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,503,750
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	997,500
1,363	Clear Channel Communications, Inc., Tranche D, Term Loan	6.905%	1/30/19	CCC+	1,341,707
2,611	Clear Channel Communications, Inc. Term Loan E	7.655%	7/30/19	CCC+	2,612,774
6,499	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	6,520,027
1,363	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,372,058
500	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	500,860
1,000	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	995,417
2,250	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	2,261,954
1,690	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,708,574
928	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	932,461
983	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	983,106
1,608	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	1,615,122
1,392	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	1,397,301
1,842	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	1,870,084
1,489	Springer Science & Business Media, Inc., Term Loan B3, WI/DD	TBD	TBD	B	1,993,510
15,730	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	15,737,901
3,861	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,841,229
1,013	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	998,847
1,318	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,293,473
411	Yell Group PLC, Term Loan A2	5.231%	3/01/19	CCC+	397,592
48	Yell Group PLC, Term Loan A2	0.000%	3/03/19	CCC+	—
756	Yell Group PLC, Term Loan B2, Payment in Kind	0.000%	3/03/24	CCC–	—
55,301	Total Media				55,005,584
	Multiline Retail – 1.7% (1.1% of Total Investments)
2,544	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	2,567,598
2,250	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,263,208
4,794	Total Multiline Retail				4,830,806

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 5.7% (3.7% of Total Investments)
$995	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	$999,975
393	CITGO Petroleum Corporation, Term Loan B	4.500%	7/23/21	BB+	395,312
1,309	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,337,224
2,000	Energy and Exploration Partners, Term Loan	7.750%	1/15/19	N/R	1,972,500
822	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	823,715
3,635	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	3,731,289
1,073	Frac Tech International LLC, Term Loan B	5.750%	4/16/21	B2	1,085,614
686	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	683,748
550	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	Ba1	550,093
1,250	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	1,248,661
2,975	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,945,482
366	Southcross Energy Partners L.P., Opco Term Loan, WI/DD	TBD	TBD	B1	368,131
549	Southcross Holdings Borrower L.P., Holdco Term Loan, WI/DD	TBD	TBD	B2	551,861
16,603	Total Oil, Gas & Consumable Fuels				16,693,605
	Pharmaceuticals – 7.7% (4.9% of Total Investments)
792	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	796,208
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	40,000
95	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	104,235
2,993	Grifols, Inc., Term Loan	3.155%	2/27/21	Ba1	2,982,915
1,792	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,791,491
1,000	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	993,750
2,670	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	2,675,476
2,978	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	2,970,056
2,327	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	2,328,188
1,706	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	1,716,114
1,449	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,459,439
1,318	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	1,317,488
3,186	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	3,186,782
24,306	Total Pharmaceuticals				22,362,142
	Professional Services – 0.5% (0.3% of Total Investments)
1,524	Ceridian Corporation, New Replacement Term Loan	4.405%	5/09/17	B1	1,528,545
	Real Estate Investment Trust – 2.2% (1.4% of Total Investments)
2,469	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	2,472,703
1,481	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,475,926
2,455	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,426,903
6,405	Total Real Estate Investment Trust				6,375,532
	Real Estate Management & Development – 1.2% (0.8% of Total Investments)
1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,538,126
1,875	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,883,295
3,375	Total Real Estate Management & Development				3,421,421
	Semiconductors & Equipment – 3.8% (2.4% of Total Investments)
5,000	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	4,996,080
3,468	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	3,455,113
1,489	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,492,938
979	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	972,558
10,936	Total Semiconductors & Equipment				10,916,689
	Software – 8.0% (5.1% of Total Investments)
2,266	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	2,294,146
1,120	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,125,681
3,121	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	3,104,811
1,050	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	1,048,900
1,055	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	1,054,910
638	Epicor Software Corporation, Term Loan, B2	4.000%	5/16/18	Ba3	639,104

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Software (continued)
$953	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	$956,528
7,671	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	7,619,993
3,438	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,464,929
872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	874,682
946	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	947,709
23,130	Total Software				23,131,393
	Specialty Retail – 0.8% (0.5% of Total Investments)
1,641	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,638,199
750	Michaels Stores, Inc., Term Loan B2	4.000%	1/28/20	Ba3	747,656
2,391	Total Specialty Retail				2,385,855
	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)
134	Polymer Group, Inc., Amendment No. 1, Delayed Draw, Incremental Loan, (6)	4.149%	12/19/19	B–	134,571
1,862	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,871,515
1,996	Total Textiles, Apparel & Luxury Goods				2,006,086
	Trading Cos & Distributors – 1.9% (1.2% of Total Investments)
4,454	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	4,457,248
1,000	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	CCC+	996,875
5,454	Total Trading Cos & Distributors				5,454,123
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
31	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	30,511
181	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	176,965
172	Ceva Group PLC, Synthetic Letter of Credit Term Loan	0.134%	3/19/21	B2	168,295
249	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	244,181
633	Total Transportation Infrastructure				619,952
	Wireless Telecommunication Services – 1.7% (1.1% of Total Investments)
1,770	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	1,779,893
3,003	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,100,332
4,773	Total Wireless Telecommunication Services				4,880,225
$371,835	Total Variable Rate Senior Loan Interests (cost $369,966,918)				369,296,785
Shares	Description (1)				Value
	COMMON STOCKS – 2.6% (1.6% of Total Investments)
	Diversified Consumer Services – 0.6% (0.4% of Total Investments)
53,514	Cengage Learning Holdings II LP, (7), (8)				$1,846,233
	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (7), (8)				1,469,727
	Media – 1.5% (0.9% of Total Investments)
3,479	Cumulus Media, Inc., (7)				18,021
32,017	Metro-Goldwyn-Mayer, (7), (8)				2,465,309
18,422	Tribune Company, (7)				1,519,815
14,825	Tribune Company, (7), (9)				—
4,606	Tribune Publishing Company, (7)				96,854
	Total Media				4,099,999
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (7), (8)				84,874
Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)				Value
	Software – 0.0% (0.0% of Total Investments)
291,294	Eagle Topco LP, (7), (8)				$—
	Total Common Stocks (cost $5,185,987)				7,500,833
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$860,625
$850	Total Convertible Bonds (cost $710,500)				860,625
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 19.7% (12.5% of Total Investments)
	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)
$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$936,000
	Communications Equipment – 0.8% (0.5% of Total Investments)
1,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,312,500
1,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	1,095,000
2,500	Total Communications Equipment				2,407,500
	Consumer Finance – 0.4% (0.2% of Total Investments)
1,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	1,050,000
	Containers & Packaging – 0.9% (0.6% of Total Investments)
2,600	Reynolds Group	9.875%	8/15/19	CCC+	2,801,500
	Diversified Telecommunication Services – 2.0% (1.3% of Total Investments)
2,000	IntelSat Limited	7.750%	6/01/21	B–	2,045,000
1,200	IntelSat Limited	8.125%	6/01/23	B–	1,248,000
2,286	Level 3 Communications Inc.	11.875%	2/01/19	B	2,508,885
5,486	Total Diversified Telecommunication Services				5,801,885
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
500	Offshore Group Investment Limited	7.125%	4/01/23	B–	493,750
	Health Care Equipment & Supplies – 2.4% (1.5% of Total Investments)
2,025	Kinetic Concepts	10.500%	11/01/18	B–	2,242,688
1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,118,800
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB	3,657,500
6,525	Total Health Care Equipment & Supplies				7,018,988
	Health Care Providers & Services – 2.1% (1.3% of Total Investments)
1,500	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	1,511,250
2,400	Community Health Systems, Inc.	6.875%	2/01/22	B	2,454,000
325	HCA Inc.	7.250%	9/15/20	BB+	343,688
600	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	634,500
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,085,000
5,825	Total Health Care Providers & Services				6,028,438
	Media – 4.3% (2.7% of Total Investments)
1,524	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,386,838
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,947,390
4,730	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	4,718,348
2,750	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,842,813

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media (continued)
$500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	$557,500
12,376	Total Media				12,452,889
	Pharmaceuticals – 1.5% (1.0% of Total Investments)
750	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	783,750
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,090,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	530,000
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,080,000
4,250	Total Pharmaceuticals				4,483,750
	Professional Services – 0.2% (0.1% of Total Investments)
500	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	498,750
	Real Estate Investment Trust – 0.2% (0.2% of Total Investments)
750	iStar Financial Inc.	4.000%	11/01/17	BB–	738,750
	Semiconductors & Equipment – 1.3% (0.8% of Total Investments)
1,000	Advanced Micro Devices, Inc., 144A	6.750%	3/01/19	B	1,025,000
1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,107,250
1,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,552,500
3,575	Total Semiconductors & Equipment				3,684,750
	Software – 1.3% (0.8% of Total Investments)
1,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,323,350
700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	651,000
850	Infor Us Inc.	11.500%	7/15/18	B–	949,875
750	Infor Us Inc.	9.375%	4/01/19	B–	819,375
3,630	Total Software				3,743,600
	Specialty Retail – 0.0% (0.0% of Total Investments)
480	Local Insight Regatta Holdings, (5), (9)	11.000%	12/01/17	D	5
	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)
1,000	HD Supply Inc.	8.125%	4/15/19	B+	1,080,000
	Wireless Telecommunication Services – 1.4% (0.9% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	535,000
500	Sprint Corporation, 144A	7.875%	9/15/23	BB–	535,000
1,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	1,020,000
1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,828,750
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,563
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	79,500
3,900	Total Wireless Telecommunication Services				4,076,813
$55,797	Total Corporate Bonds (cost $55,695,838)				57,297,368
	Total Long-Term Investments (cost $431,559,243)				434,955,611

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.7% (4.9% of Total Investments)
$22,293	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $22,293,481, collateralized by $21,260,000 U.S. Treasury Notes, 3.125%, due 5/15/19, value $22,741,057	0.000%	8/01/14	$22,293,481
	Total Short-Term Investments (cost $22,293,481)			22,293,481
	Total Investments (cost $453,852,724) – 157.6%			457,249,092
	Borrowings – (38.6)% (10), (11)			(112,000,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.0)% (12)			(58,000,000)
	Other Assets Less Liabilities – 1.0% (13)			2,839,010
	Net Assets Applicable to Common Shares – 100%			$290,088,102

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (13)
Morgan Stanley	$18,487,500	Receive	1-Month USD-LIBOR-BBA	2.201%	Monthly	4/20/16	$(550,340)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurments for more information.

(9)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds' Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)  Borrowings as a percentage of Total Investments is 24.5%.

(11)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(12)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.7%.

(13)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of Investments  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.8% (94.1% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 120.8% (75.9% of Total Investments) (4)
	Aerospace & Defense – 0.4% (0.2% of Total Investments)
$2,463	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	$2,436,336
	Airlines – 2.8% (1.8% of Total Investments)
3,458	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	3,465,855
9,845	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	9,837,666
1,970	Delta Air Lines, Inc., Term Loan B2	2.403%	4/18/16	Ba1	1,974,651
4,455	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	4,438,294
19,728	Total Airlines				19,716,466
	Automobiles – 2.8% (1.8% of Total Investments)
9,975	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,945,574
7,795	Formula One Group, Term Loan, First Lien, WI/DD	TBD	TBD	B	7,739,429
2,000	Formula One Group, Term Loan, Second Lien, WI/DD	TBD	TBD	CCC+	2,005,000
19,770	Total Automobiles				19,690,003
	Building Products – 0.7% (0.5% of Total Investments)
2,800	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	2,785,751
2,221	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,224,027
5,021	Total Building Products				5,009,778
	Capital Markets – 1.5% (0.9% of Total Investments)
2,837	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,847,274
2,978	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,979,361
4,624	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	4,634,776
10,439	Total Capital Markets				10,461,411
	Chemicals – 2.8% (1.8% of Total Investments)
3,345	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	3,333,396
8,000	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	8,039,936
2,463	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	2,467,501
4,301	Univar, Inc., Term Loan	5.000%	6/30/17	B+	4,311,804
361	W.R Grace & Co., Delayed Draw, Term Loan, (6)	1.000%	2/03/21	BBB–	360,140
1,007	W.R Grace & Co., Exit Term Loan	3.000%	2/03/21	BBB–	1,005,870
19,477	Total Chemicals				19,518,647
	Commercial Services & Supplies – 3.7% (2.3% of Total Investments)
983	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	978,928
1,351	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,357,224
4,716	Education Management LLC, Tranche C2, Term Loan	4.250%	6/01/16	CCC–	3,104,417
978	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	982,388
3,000	International Lease Finance Corp., Term Loan	3.500%	3/06/21	Ba1	2,999,463
4,841	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,659,722
1,500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	1,428,750
10,000	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	10,033,250
27,369	Total Commercial Services & Supplies				25,544,142
	Communications Equipment – 1.1% (0.7% of Total Investments)
5,960	Avaya, Inc., Term Loan B3	4.727%	10/26/17	B1	5,779,667
1,617	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,610,259
7,577	Total Communications Equipment				7,389,926

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 2.6% (1.6% of Total Investments)
$17,865	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$17,916,147
	Containers & Packaging – 0.4% (0.3% of Total Investments)
2,915	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	2,912,576
	Diversified Consumer Services – 5.4% (3.4% of Total Investments)
6,000	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	6,051,368
3,391	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,453,388
1,481	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,508,653
15,158	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	15,106,585
3,888	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	3,780,715
3,538	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	3,553,482
4,196	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	4,176,076
37,652	Total Diversified Consumer Services				37,630,267
	Diversified Financial Services – 1.7% (1.1% of Total Investments)
3,465	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	3,481,244
5,184	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	5,206,409
3,000	RCS Capital, Term Loan	6.500%	4/29/19	B+	3,054,375
11,649	Total Diversified Financial Services				11,742,028
	Diversified Telecommunication Services – 5.8% (3.6% of Total Investments)
1,734	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,723,198
1,811	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	1,810,824
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	3,659,220
1,784	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	1,793,577
2,250	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	2,230,313
2,000	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	2,000,000
1,250	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	1,251,562
13,666	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	13,729,112
4,437	Ziggo N.V., Term Loan B1, DD1	3.250%	1/15/22	BB–	4,367,717
2,860	Ziggo N.V., Term Loan B2, DD1	3.250%	1/15/22	BB–	2,814,639
4,703	Ziggo N.V., Term Loan B3, Delayed Draw WI/DD	TBD	TBD	BB–	4,629,076
40,162	Total Diversified Telecommunication Services				40,009,238
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
4,393	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	4,370,625
	Energy Equipment & Services – 2.0% (1.3% of Total Investments)
8,588	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	8,674,174
1,399	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B–	1,391,964
1,558	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,553,562
2,473	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	2,481,784
14,018	Total Energy Equipment & Services				14,101,484
	Food & Staples Retailing – 2.8% (1.8% of Total Investments)
4,960	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	4,991,511
3,267	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,265,087
4,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	4,063,752
746	Del Monte Foods Company, Term Loan, First Lien	4.251%	2/18/21	B+	741,702
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	1,531,500
1,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,694,368
3,142	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	3,142,169
19,290	Total Food & Staples Retailing				19,430,089
	Food Products – 7.2% (4.5% of Total Investments)
14,266	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	14,283,782
2,000	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	2,006,666

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Food Products (continued)
$7,000	Jacobs Douwe Egberts, Term Loan B, WI/DD	TBD	TBD	BB	$6,912,500
4,778	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB	4,748,707
17,007	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	17,017,510
5,400	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	5,184,259
50,451	Total Food Products				50,153,424
	Health Care Equipment & Supplies – 2.7% (1.7% of Total Investments)
1,294	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	1,300,539
1,859	Biomet, Inc., Term Loan B2	3.663%	7/25/17	BB–	1,860,293
2,518	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,523,147
4,678	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	4,683,333
5,529	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	5,544,090
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,603,721
18,431	Total Health Care Equipment & Supplies				18,515,123
	Health Care Providers & Services – 6.6% (4.2% of Total Investments)
679	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	688,045
1,131	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	1,146,742
4,975	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	4,993,656
8,313	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	8,310,864
13,461	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	13,490,723
1,464	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B	1,495,761
1,315	HCA, Inc., Tranche B5, Term Loan	2.905%	3/31/17	BB	1,317,509
2,955	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,971,056
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	2,048,750
1,737	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	1,663,032
869	Mallinckrodt International Finance SA, Initial Term Loan B	3.500%	3/19/21	BB+	865,492
2,169	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	2,179,064
3,980	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	3,991,442
721	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	720,689
45,769	Total Health Care Providers & Services				45,882,825
	Health Care Technology – 0.9% (0.6% of Total Investments)
6,200	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB–	6,233,424
	Hotels, Restaurants & Leisure – 4.6% (2.9% of Total Investments)
1,820	Caesars Entertainment Operating Company, Inc., Term Loan B6	6.963%	1/28/18	Caa1	1,699,741
3,402	CCM Merger, Inc., Term Loan	6.000%	3/01/17	B+	3,406,428
5,228	CityCenter Holdings LLC, Term Loan	4.250%	10/24/20	B	5,247,878
2,100	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	2,131,500
2,488	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,537,250
2,745	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	2,754,994
2,955	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,941,457
3,980	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	BB–	3,929,183
3,393	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB+	3,346,831
3,825	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	3,830,051
31,936	Total Hotels, Restaurants & Leisure				31,825,313
	Household Durables – 0.7% (0.4% of Total Investments)
2,666	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	2,671,059
2,061	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	2,060,593
4,727	Total Household Durables				4,731,652
	Household Products – 0.1% (0.0% of Total Investments)
495	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	495,319
	Industrial Conglomerates – 0.4% (0.2% of Total Investments)
2,488	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,492,385

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Insurance – 2.0% (1.3% of Total Investments)
$1,967	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B1	$1,971,703
5,960	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	5,952,069
6,174	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	6,182,983
14,101	Total Insurance				14,106,755
	Internet Software & Services – 0.6% (0.4% of Total Investments)
744	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	745,693
290	Sabre Inc., Term Loan C	4.000%	2/18/18	Ba3	290,678
3,448	Sabre Inc., Term Loan	4.250%	2/18/19	Ba3	3,442,832
4,482	Total Internet Software & Services				4,479,203
	IT Services – 2.3% (1.4% of Total Investments)
8,058	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	8,098,674
3,063	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	3,077,813
2,305	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	2,285,045
2,449	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	2,441,138
15,875	Total IT Services				15,902,670
	Leisure Equipment & Products – 2.1% (1.3% of Total Investments)
5,000	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	5,023,405
5,539	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	5,531,648
3,209	Equinox Holdings, Inc., New Initial Term Loan B	4.250%	1/31/20	Ba3	3,221,410
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,011,250
14,748	Total Leisure Equipment & Products				14,787,713
	Machinery – 1.0% (0.6% of Total Investments)
5,000	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	5,027,040
1,851	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,849,736
6,851	Total Machinery				6,876,776
	Media – 18.5% (11.6% of Total Investments)
118	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	117,342
3,532	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/11/21	B1	3,520,273
2,200	Advantage Sales & Marketing, Inc., Term Loan, Second Lien, DD1	7.500%	7/11/22	CCC+	2,210,083
2,221	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	2,193,690
1,337	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	1,327,451
2,000	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	2,005,000
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,995,000
1,160	Clear Channel Communications, Inc., Tranche B, Term Loan	3.805%	1/29/16	CCC+	1,151,923
3,952	Clear Channel Communications, Inc., Tranche D, Term Loan	6.905%	1/30/19	CCC+	3,890,103
3,218	Clear Channel Communications, Inc., Term Loan E	7.655%	7/30/19	CCC+	3,219,575
13,391	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	13,435,207
4,088	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	4,116,175
1,458	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	1,455,148
1,000	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	1,001,719
3,000	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	2,986,251
3,750	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,769,924
3,380	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	3,417,148
2,783	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	2,797,384
1,965	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,966,212
3,217	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,230,244
2,783	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	2,794,602
3,911	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	3,969,685
2,978	Springer Science & Business Media, Inc., Term Loan B3, WI/DD	TBD	TBD	N/R	3,987,021
34,497	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	34,514,565
17,758	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,669,654
1,000	Virgin Media Investment Holdings, Term Loan B	3.500%	6/07/20	BB–	992,109
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	1,498,271
2,019	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,982,206

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Media (continued)
$1,046	Yell Group PLC, Term Loan A2	5.231%	3/01/19	CCC+	$1,012,272
123	Yell Group PLC, Term Loan A2	0.000%	3/03/19	CCC+	—
1,925	Yell Group PLC, Term Loan B2, Payment in Kind	0.000%	3/03/24	CCC–	—
129,330	Total Media				128,226,237
	Multiline Retail – 1.3% (0.8% of Total Investments)
4,625	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	4,668,359
4,125	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	4,149,214
8,750	Total Multiline Retail				8,817,573
	Oil, Gas & Consumable Fuels – 6.0% (3.8% of Total Investments)
1,990	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,999,950
1,179	CITGO Petroleum Corporation, Term Loan B	4.500%	7/23/21	BB+	1,185,938
2,618	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,674,448
5,000	Energy and Exploration Partners, Term Loan	7.750%	1/15/19	N/R	4,931,250
1,667	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	1,662,673
3,394	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	3,401,704
8,967	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	9,199,980
2,010	Frac Tech International LLC, Term Loan B	5.750%	4/16/21	B2	2,032,445
1,688	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	1,683,152
1,374	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	Ba1	1,375,233
2,500	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	2,497,323
7,193	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	7,121,136
854	Southcross Energy Partners L.P., Opco Term Loan, WI/DD	TBD	TBD	B1	858,973
1,280	Southcross Holdings Borrower L.P., Holdco Term Loan, WI/DD	TBD	TBD	B2	1,287,675
41,714	Total Oil, Gas & Consumable Fuels				41,911,880
	Pharmaceuticals – 6.3% (4.0% of Total Investments)
1,584	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,592,416
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	112,500
51	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	55,681
5,976	Grifols, Inc., Term Loan	3.155%	2/27/21	Ba1	5,957,108
3,585	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	3,582,983
4,000	Patheon, Inc., Term Loan B, DD1	4.250%	3/11/21	B	3,975,000
5,340	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	5,350,952
5,707	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	5,692,608
3,925	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	3,927,788
3,413	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	3,432,228
3,380	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	3,405,358
2,639	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	2,636,488
4,211	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	4,210,774
49,436	Total Pharmaceuticals				43,931,884
	Professional Services – 0.3% (0.2% of Total Investments)
2,227	Ceridian Corporation, New Replacement Term Loan	4.405%	5/09/17	B1	2,233,136
	Real Estate Investment Trust – 2.4% (1.5% of Total Investments)
4,938	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	4,945,405
5,935	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	5,913,595
5,730	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	5,663,471
16,603	Total Real Estate Investment Trust				16,522,471
	Real Estate Management & Development – 1.6% (1.0% of Total Investments)
3,000	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,076,251
8,189	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	8,224,503
11,189	Total Real Estate Management & Development				11,300,754

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment – 3.2% (2.0% of Total Investments)
$10,000	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	$9,992,160
6,438	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	6,414,513
2,978	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	2,985,876
2,936	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	2,917,674
22,352	Total Semiconductors & Equipment				22,310,223
	Software – 7.4% (4.6% of Total Investments)
5,464	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	5,532,642
2,934	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,949,691
6,722	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	6,687,286
3,151	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	3,148,583
4,727	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	4,728,943
638	Epicor Software Corporation, Term Loan, B2	4.000%	5/16/18	Ba3	639,103
1,906	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,913,057
15,594	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	15,487,030
6,386	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,434,868
1,101	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.250%	6/07/19	BBB–	1,102,746
114	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.250%	6/07/19	BBB–	114,131
2,615	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,624,045
51,352	Total Software				51,362,125
	Specialty Retail – 0.8% (0.5% of Total Investments)
3,764	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	3,758,174
1,500	Michaels Stores, Inc., Term Loan B2	4.000%	1/28/20	Ba3	1,495,312
5,264	Total Specialty Retail				5,253,486
	Textiles, Apparel & Luxury Goods – 0.6% (0.4% of Total Investments)
267	Polymer Group, Inc., Amendment No. 1, Delayed Draw, Incremental Loan, (6)	4.149%	12/19/19	B–	269,142
4,223	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,244,270
4,490	Total Textiles, Apparel & Luxury Goods				4,513,412
	Trading Companies & Distributors – 1.5% (0.9% of Total Investments)
8,113	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	8,119,684
2,000	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	CCC+	1,993,750
10,113	Total Trading Companies & Distributors				10,113,434
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
78	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	76,278
451	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	442,413
429	Ceva Group PLC, Synthetic Letter of Credit Term Loan	0.134%	3/19/21	B2	420,737
622	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	610,452
1,580	Total Transportation Infrastructure				1,549,880
	Wireless Telecommunication Services – 2.4% (1.5% of Total Investments)
9,735	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	9,789,399
4,939	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	5,095,910
2,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,981,500
16,674	Total Wireless Telecommunication Services				16,866,809
$847,416	Total Variable Rate Senior Loan Interests (cost $842,335,205)				839,275,049
Shares	Description (1)				Value
	COMMON STOCKS – 2.8% (1.8% of Total Investments)
	Diversified Consumer Services – 0.4% (0.3% of Total Investments)
78,490	Cengage Learning Holdings II LP, (7), (8)				$2,707,905

Nuveen Investments

Shares	Description (1)				Value
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (7), (8)				$1,508,221
2,670	Buffets Term Loan, (7), (8)				14,018
	Total Hotels, Restaurants & Leisure				1,522,239
	Media – 2.2% (1.4% of Total Investments)
6,594	Cumulus Media, Inc., (7)				34,157
133,060	Metro-Goldwyn-Mayer, (7), (8)				10,245,620
57,088	Tribune Company, (7)				4,709,760
45,942	Tribune Company, (7), (9)				—
14,272	Tribune Publishing Company, (7)				300,140
	Total Media				15,289,677
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (7), (8)				84,874
	Software – 0.0% (0.0% of Total Investments)
743,286	Eagle Topco LP, (7), (8)				1
	Total Common Stocks (cost $14,210,920)				19,604,696
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$860,625
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	1,015,000
$1,850	Total Convertible Bonds (cost $1,563,750)				1,875,625
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 18.6% (11.7% of Total Investments)
	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)
$700	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$728,000
	Communications Equipment – 1.0% (0.6% of Total Investments)
2,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	2,187,500
4,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	4,380,000
6,500	Total Communications Equipment				6,567,500
	Consumer Finance – 0.5% (0.3% of Total Investments)
3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,150,000
	Containers & Packaging – 0.9% (0.6% of Total Investments)
5,750	Reynolds Group	9.875%	8/15/19	CCC+	6,195,625
	Diversified Telecommunication Services – 1.9% (1.2% of Total Investments)
1,500	Consolidated Communications Finance Company	10.875%	6/01/20	B–	1,740,000
4,000	IntelSat Limited	7.750%	6/01/21	B–	4,090,000
2,050	IntelSat Limited	8.125%	6/01/23	B–	2,132,000
4,611	Level 3 Communications Inc.	11.875%	2/01/19	B	5,060,573
12,161	Total Diversified Telecommunication Services				13,022,573
	Energy Equipment & Services – 0.1% (0.1% of Total Investments)
1,000	Offshore Group Investment Limited	7.125%	4/01/23	B–	987,500

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Equipment & Supplies – 1.4% (0.9% of Total Investments)
$3,250	Kinetic Concepts	10.500%	11/01/18	B–	$3,599,375
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,237,600
4,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB	4,180,000
9,250	Total Health Care Equipment & Supplies				10,016,975
	Health Care Providers & Services – 2.0% (1.2% of Total Investments)
4,000	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	4,030,000
6,400	Community Health Systems, Inc.	6.875%	2/01/22	B	6,544,000
725	HCA Inc.	7.250%	9/15/20	BB+	766,688
1,200	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,269,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,085,000
13,325	Total Health Care Providers & Services				13,694,688
	Media – 4.0% (2.5% of Total Investments)
1,762	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,603,420
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,734,253
7,800	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	7,780,391
9,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	9,820,625
1,875	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	2,090,625
27,499	Total Media				28,029,314
	Pharmaceuticals – 1.1% (0.7% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	2,090,000
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	1,045,000
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,060,000
3,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,240,000
7,000	Total Pharmaceuticals				7,435,000
	Professional Services – 0.1% (0.1% of Total Investments)
1,000	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	997,500
	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)
1,500	iStar Financial Inc.	4.000%	11/01/17	BB–	1,477,500
	Road & Rail – 0.3% (0.2% of Total Investments)
2,000	Swift Services Holdings Inc.	10.000%	11/15/18	B+	2,135,000
	Semiconductors & Equipment – 1.3% (0.8% of Total Investments)
2,000	Advanced Micro Devices, Inc., 144A	6.750%	3/01/19	B	2,050,000
1,000	Advanced Micro Devices, Inc., 144A	7.000%	7/01/24	B	975,000
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,884,000
3,168	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	3,278,880
8,968	Total Semiconductors & Equipment				9,187,880
	Software – 1.1% (0.7% of Total Investments)
2,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	2,487,500
1,500	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	1,395,000
1,700	Infor Us Inc.	11.500%	7/15/18	B–	1,899,750
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,048,438
7,575	Total Software				7,830,688
	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)
2,000	HD Supply Inc.	8.125%	4/15/19	B+	2,160,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 2.3% (1.4% of Total Investments)
$750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$802,500
8,250	Sprint Corporation, 144A	7.875%	9/15/23	BB–	8,827,500
2,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	2,040,000
3,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	3,918,748
14,750	Total Wireless Telecommunication Services				15,588,748
$123,978	Total Corporate Bonds (cost $124,363,494)				129,204,491
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.6% (3.5% of Total Investments)
$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.329%	11/20/24	BB	$1,134,779
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.734%	7/20/23	BB	2,437,092
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A E	5.234%	4/18/25	BB	461,277
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.834%	7/15/25	BB	1,585,147
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.281%	12/24/23	BB	937,047
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.634%	1/15/23	BB	1,365,366
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.234%	4/15/24	BB	460,877
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.984%	10/19/22	BB	2,636,612
6,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.227%	2/25/17	BB–	5,521,806
3,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.734%	4/15/22	BB	2,955,555
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.384%	4/19/22	BB	1,422,995
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.582%	4/22/22	BB	1,462,754
1,500	Madison Park Funding Limited, Series 2012-10A	5.484%	1/20/25	BB	1,427,780
500	North End CLO Limited, Loan Pool, 144A	4.833%	7/17/25	BB	447,860
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A	5.334%	1/18/24	BB–	710,154
3,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.724%	5/15/23	BB	2,895,652
800	Oak Hill Credit Partners Series 2013-9A	5.234%	10/20/25	BB–	742,910
3,360	Oak Hill Credit Partners, Series 2012-7A	5.229%	11/20/23	BB	3,141,516
3,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.225%	11/08/24	BB–	2,795,343
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.231%	12/15/22	BB	1,001,138
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.727%	5/24/23	BB	2,895,876
$40,560	Total Asset-Backed Securities (cost $37,080,375)				38,439,536
Shares	Description (1), (10)				Value
	INVESTMENT COMPANIES – 1.7% (1.0% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,329,777
968,586	Eaton Vance Senior Income Trust				6,537,955
	Total Investment Companies (cost $11,981,509)				11,867,732
	Total Long-Term Investments (cost $1,031,535,253)				1,040,267,129
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 9.4% (5.9% of Total Investments)
$65,639	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $65,639,189, collateralized by $62,595,000 U.S. Treasury Notes, 3.125%, due 5/15/19, value $66,955,618	0.000%	8/01/14		$65,639,189
	Total Short-Term Investments (cost $65,639,189)				65,639,189
	Total Investments (cost $1,097,174,442) – 159.2%				1,105,906,318
	Borrowings – (38.7)% (11), (12)				(269,000,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.0)% (13)				(139,000,000)
	Other Assets Less Liabilities – (0.5)% (14)				(3,321,966)
	Net Assets Applicable to Common Shares – 100%				$694,584,352
Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  July 31, 2014

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (14)
Morgan Stanley	$49,435,000	Receive	1-Month USD-LIBOR-BBA	2.201%	Monthly	4/20/16	$(1,471,592)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds' Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)  Borrowings as a percentage of Total Investments is 24.3%.

(12)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(13)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.6%.

(14)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of Investments  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.3% (95.8% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 122.0% (76.7% of Total Investments) (4)
	Aerospace & Defense – 0.4% (0.2% of Total Investments)
$1,970	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	$1,949,069
	Airlines – 2.9% (1.8% of Total Investments)
2,468	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	2,473,468
5,900	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	5,895,675
2,955	Delta Air Lines, Inc., Term Loan B2	2.403%	4/18/16	Ba1	2,961,977
2,970	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	2,958,862
14,293	Total Airlines				14,289,982
	Automobiles – 3.5% (2.2% of Total Investments)
9,975	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,945,574
5,568	Formula One Group, Term Loan, First Lien, WI/DD	TBD	TBD	B	5,528,163
1,500	Formula One Group, Term Loan, Second Lien, WI/DD	TBD	TBD	CCC+	1,503,750
17,043	Total Automobiles				16,977,487
	Building Products – 0.7% (0.4% of Total Investments)
2,000	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,989,822
1,228	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,230,021
3,228	Total Building Products				3,219,843
	Capital Markets – 1.7% (1.1% of Total Investments)
2,837	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,847,274
1,985	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,986,241
3,363	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	3,370,746
8,185	Total Capital Markets				8,204,261
	Chemicals – 2.2% (1.4% of Total Investments)
2,464	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,455,495
6,000	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	6,029,952
1,478	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	1,480,501
163	W.R Grace & Co., Delayed Draw, Term Loan, (6)	1.000%	2/03/21	BBB–	163,038
456	W.R Grace & Co., Exit Term Loan	3.000%	2/03/21	BBB–	455,366
10,561	Total Chemicals				10,584,352
	Commercial Services & Supplies – 3.6% (2.3% of Total Investments)
985	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	981,394
1,352	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,358,841
1,492	Education Management LLC, Tranche C2, Term Loan	4.250%	6/01/16	CCC–	982,049
978	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	982,388
2,000	International Lease Finance Corp., Term Loan	3.500%	3/06/21	Ba1	1,999,642
3,389	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,261,806
1,000	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	952,500
7,000	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	7,023,275
18,196	Total Commercial Services & Supplies				17,541,895
	Communications Equipment – 1.2% (0.8% of Total Investments)
4,470	Avaya, Inc., Term Loan B3	4.727%	10/26/17	B1	4,334,750
1,617	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,610,259
6,087	Total Communications Equipment				5,945,009

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 2.7% (1.7% of Total Investments)
$12,903	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	$12,939,440
	Diversified Consumer Services – 6.1% (3.8% of Total Investments)
4,834	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	4,875,213
2,422	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,466,705
1,481	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,508,653
12,079	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	12,038,060
2,791	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	2,713,799
2,654	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	2,665,111
3,357	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	3,340,861
29,618	Total Diversified Consumer Services				29,608,402
	Diversified Financial Services – 1.5% (1.0% of Total Investments)
2,475	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	2,486,603
2,716	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	2,727,166
2,250	RCS Capital, Term Loan	6.500%	4/29/19	B+	2,290,781
7,441	Total Diversified Financial Services				7,504,550
	Diversified Telecommunication Services – 5.6% (3.5% of Total Investments)
1,084	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,076,999
959	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	958,925
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	2,661,251
892	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	896,789
1,250	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	1,239,062
1,500	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,500,000
750	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	750,938
9,513	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	9,557,186
3,328	Ziggo N.V., Term Loan B1, DD1	3.250%	1/15/22	BB–	3,275,788
2,145	Ziggo N.V., Term Loan B2, DD1	3.250%	1/15/22	BB–	2,110,979
3,527	Ziggo N.V., Term Loan B3, Delayed Draw, WI/DD	TBD	TBD	BB–	3,471,807
27,615	Total Diversified Telecommunication Services				27,499,724
	Electronic Equipment & Instruments – 0.5% (0.3% of Total Investments)
2,525	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	2,512,462
	Energy Equipment & Services – 2.4% (1.5% of Total Investments)
6,608	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	6,674,374
1,399	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B–	1,391,964
1,478	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,472,883
1,978	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,984,928
11,463	Total Energy Equipment & Services				11,524,149
	Food & Staples Retailing – 2.7% (1.7% of Total Investments)
3,473	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	3,494,559
3,320	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,318,027
2,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,539,845
1,175	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,188,587
2,652	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	2,651,812
13,120	Total Food & Staples Retailing				13,192,830
	Food Products – 7.4% (4.7% of Total Investments)
10,402	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	10,415,465
1,500	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,505,000
6,000	Jacobs Douwe Egberts, Term Loan B, WI/DD	TBD	TBD	BB	5,925,000
1,925	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB	1,913,151
12,232	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	12,240,145
4,500	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	4,320,216
36,559	Total Food Products				36,318,977

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 2.6% (1.6% of Total Investments)
$714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	$718,452
2,015	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,018,517
1,755	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,757,069
4,607	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,620,075
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,603,721
983	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	985,633
12,627	Total Health Care Equipment & Supplies				12,703,467
	Health Care Providers & Services – 5.2% (3.3% of Total Investments)
470	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	476,339
783	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	793,899
3,980	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	3,994,925
1,902	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	1,901,785
7,861	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	7,877,768
878	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B	897,456
1,478	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,485,528
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	1,536,562
1,303	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	1,247,274
1,627	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	1,634,298
2,985	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,993,582
608	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	608,345
25,375	Total Health Care Providers & Services				25,447,761
	Health Care Technology – 0.6% (0.4% of Total Investments)
3,150	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB–	3,166,982
	Hotels, Restaurants & Leisure – 4.3% (2.7% of Total Investments)
1,712	Caesars Entertainment Operating Company, Inc., Term Loan B6	6.963%	1/28/18	Caa1	1,598,483
2,550	CCM Merger, Inc., Term Loan	6.000%	3/01/17	B+	2,553,134
3,864	CityCenter Holdings LLC, Term Loan	4.250%	10/24/20	B	3,878,866
1,400	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	1,421,000
1,990	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,029,800
1,639	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	1,644,237
1,970	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,960,971
2,985	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	BB–	2,946,888
2,869	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	2,872,538
20,979	Total Hotels, Restaurants & Leisure				20,905,917
	Household Durables – 0.4% (0.2% of Total Investments)
970	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	971,294
795	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	794,659
1,765	Total Household Durables				1,765,953
	Household Products – 0.1% (0.0% of Total Investments)
340	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	340,758
	Industrial Conglomerates – 0.4% (0.3% of Total Investments)
1,990	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,993,908
	Insurance – 2.2% (1.4% of Total Investments)
1,475	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B1	1,478,777
4,470	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	4,464,052
4,691	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	4,698,271
10,636	Total Insurance				10,641,100

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Internet Software & Services – 0.9% (0.6% of Total Investments)
$744	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	$745,693
290	Sabre Inc., Term Loan C	4.000%	2/18/18	Ba3	290,678
3,448	Sabre Inc., Term Loan	4.250%	2/18/19	Ba3	3,442,832
4,482	Total Internet Software & Services				4,479,203
	IT Services – 2.2% (1.4% of Total Investments)
6,905	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	6,939,851
2,188	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	2,198,438
1,460	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	1,447,195
130	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	129,136
10,683	Total IT Services				10,714,620
	Leisure Equipment & Products – 2.1% (1.3% of Total Investments)
3,000	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	3,014,043
4,030	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	4,024,962
2,173	Equinox Holdings, Inc., New Initial Term Loan B	4.250%	1/31/20	Ba3	2,180,647
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,011,250
10,203	Total Leisure Equipment & Products				10,230,902
	Machinery – 1.1% (0.7% of Total Investments)
4,333	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	4,356,768
1,003	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,002,103
5,336	Total Machinery				5,358,871
	Media – 20.7% (13.0% of Total Investments)
87	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	86,801
2,613	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/11/21	B1	2,604,038
1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien, DD1	7.500%	7/11/22	CCC+	1,456,645
2,221	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	2,193,690
1,337	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	1,327,451
3,500	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	3,508,750
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,496,250
3,678	Clear Channel Communications, Inc., Tranche D, Term Loan	6.905%	1/30/19	CCC+	3,620,215
2,646	Clear Channel Communications, Inc. Term Loan E	7.655%	7/30/19	CCC+	2,647,385
10,437	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	10,471,558
2,725	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,744,117
959	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	957,333
667	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	667,813
2,000	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,990,834
3,250	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,267,267
2,535	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	2,562,860
2,488	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	B+	2,513,930
1,855	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	1,864,922
1,965	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,966,212
3,753	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,768,618
3,247	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,260,369
3,394	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	3,444,892
1,985	Springer Science & Business Media, Inc., Term Loan B3, WI/DD	TBD	TBD	N/R	2,658,014
27,590	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	27,603,925
8,493	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,450,704
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	1,498,271
1,489	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,461,457
699	Yell Group PLC, Term Loan A2	5.231%	3/01/19	CCC+	676,248
82	Yell Group PLC, Term Loan A2	0.000%	3/03/19	CCC+	—
1,286	Yell Group PLC, Term Loan B2, Payment in Kind	0.000%	3/03/24	CCC–	—
101,451	Total Media				100,770,569

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Multiline Retail – 1.4% (0.9% of Total Investments)
$3,700	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	$3,734,688
2,875	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,891,876
6,575	Total Multiline Retail				6,626,564
	Oil, Gas & Consumable Fuels – 5.9% (3.7% of Total Investments)
1,493	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,499,962
589	CITGO Petroleum Corporation, Term Loan B	4.500%	7/23/21	BB+	592,968
2,653	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	2,709,916
4,000	Energy and Exploration Partners, Term Loan	7.750%	1/15/19	N/R	3,945,000
333	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	332,535
2,108	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	2,112,710
5,830	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	5,981,660
1,706	Frac Tech International LLC, Term Loan B	5.750%	4/16/21	B2	1,724,612
1,161	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	1,157,233
982	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	Ba1	982,309
1,667	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	1,664,882
4,704	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	4,657,095
610	Southcross Energy Partners L.P., Opco Term Loan, WI/DD	TBD	TBD	B1	613,552
915	Southcross Holdings Borrower L.P., Holdco Term Loan, WI/DD	TBD	TBD	B2	919,768
28,751	Total Oil, Gas & Consumable Fuels				28,894,202
	Pharmaceuticals – 6.5% (4.1% of Total Investments)
1,876	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba3	1,879,768
1,188	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,194,312
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	62,500
62	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	68,213
5,486	Grifols, Inc., Term Loan	3.155%	2/27/21	Ba1	5,468,678
2,241	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	2,239,365
3,000	Patheon, Inc., Term Loan B, DD1	4.250%	3/11/21	B	2,981,250
2,365	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	2,369,904
4,714	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	4,702,589
2,860	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	2,861,421
1,950	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	1,961,273
1,931	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	1,945,919
1,418	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	1,417,273
2,680	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	2,679,584
34,896	Total Pharmaceuticals				31,832,049
	Professional Services – 0.1% (0.0% of Total Investments)
306	Ceridian Corporation, New Replacement Term Loan	4.405%	5/09/17	B1	307,239
	Real Estate Investment Trust – 2.5% (1.6% of Total Investments)
3,950	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	3,956,324
4,454	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	4,437,668
3,996	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,949,803
12,400	Total Real Estate Investment Trust				12,343,795
	Real Estate Management & Development – 1.6% (1.0% of Total Investments)
2,000	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,050,834
5,939	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	5,964,307
7,939	Total Real Estate Management & Development				8,015,141
	Semiconductors & Equipment – 3.2% (2.0% of Total Investments)
7,000	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	6,994,512
4,953	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	4,934,813
1,985	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,990,584
1,957	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	1,945,116
15,895	Total Semiconductors & Equipment				15,865,025

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Software – 8.4% (5.3% of Total Investments)
$2,000	Ascend Learning LLC, Term Loan, Second Lien	9.500%	11/27/20	CCC+	$2,012,500
3,652	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	3,697,910
4,257	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	4,279,263
5,281	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	5,254,296
1,701	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	1,699,301
1,000	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	1,022,500
2,933	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	2,934,515
1,906	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,913,057
11,186	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	11,109,714
4,667	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	4,702,404
2,179	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,186,704
40,762	Total Software				40,812,164
	Specialty Retail – 0.6% (0.4% of Total Investments)
2,027	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	2,023,674
1,000	Michaels Stores, Inc., Term Loan B2	4.000%	1/28/20	Ba3	996,875
3,027	Total Specialty Retail				3,020,549
	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)
223	Polymer Group, Inc., Amendment No. 1, Delayed Draw, Incremental Loan, (6)	4.149%	12/19/19	B–	224,285
2,272	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	2,283,790
2,495	Total Textiles, Apparel & Luxury Goods				2,508,075
	Trading Companies & Distributors – 1.3% (0.8% of Total Investments)
4,683	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	4,686,926
1,500	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	CCC+	1,495,312
6,183	Total Trading Companies & Distributors				6,182,238
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
47	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	45,767
271	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	265,448
257	Ceva Group PLC, Synthetic Letter of Credit Term Loan	0.134%	3/19/21	B2	252,442
373	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	366,271
948	Total Transportation Infrastructure				929,928
	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)
4,424	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	4,449,729
3,208	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,312,342
1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,486,126
9,132	Total Wireless Telecommunication Services				9,248,197
$599,133	Total Variable Rate Senior Loan Interests (cost $595,535,970)				594,917,609
Shares	Description (1)				Value
	COMMON STOCKS – 3.5% (2.2% of Total Investments)
	Diversified Consumer Services – 0.5% (0.3% of Total Investments)
71,949	Cengage Learning Holdings II LP, (7), (8)				$2,482,241
	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (7), (8)				1,508,220
	Media – 2.7% (1.7% of Total Investments)
5,749	Cumulus Media, Inc., (7)				29,780
119,359	Metro-Goldwyn-Mayer, (7), (8)				9,190,643
44,843	Tribune Company, (7)				3,699,548
36,087	Tribune Company, (7), (9)				—
11,211	Tribune Publishing Company, (7)				235,762
	Total Media				13,155,733

Nuveen Investments

Shares	Description (1)				Value
	Software – 0.0% (0.0% of Total Investments)
496,552	Eagle Topco LP, (7), (8)				$1
	Total Common Stocks (cost $11,932,251)				17,146,195
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$556,875
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	1,015,000
$1,550	Total Convertible Bonds (cost $1,307,500)				1,571,875
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 21.2% (13.4% of Total Investments)
	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)
$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$936,000
	Communications Equipment – 1.0% (0.6% of Total Investments)
2,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,750,000
3,000	Nortel Networks Limited, (5)	0.000%	7/15/11	N/R	3,285,000
5,000	Total Communications Equipment				5,035,000
	Consumer Finance – 0.4% (0.3% of Total Investments)
2,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	2,100,000
	Containers & Packaging – 0.9% (0.5% of Total Investments)
3,950	Reynolds Group	9.875%	8/15/19	CCC+	4,256,125
	Diversified Telecommunication Services – 1.7% (1.1% of Total Investments)
2,900	IntelSat Limited	7.750%	6/01/21	B–	2,965,250
1,750	IntelSat Limited	8.125%	6/01/23	B–	1,820,000
3,343	Level 3 Communications Inc.	11.875%	2/01/19	B	3,668,943
7,993	Total Diversified Telecommunication Services				8,454,193
	Energy Equipment & Services – 0.1% (0.1% of Total Investments)
500	Offshore Group Investment Limited	7.125%	4/01/23	B–	493,750
	Health Care Equipment & Supplies – 1.8% (1.1% of Total Investments)
3,000	Kinetic Concepts	10.500%	11/01/18	B–	3,322,500
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,237,600
3,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB	3,135,000
8,000	Total Health Care Equipment & Supplies				8,695,100
	Health Care Providers & Services – 2.2% (1.4% of Total Investments)
3,000	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	3,022,500
4,800	Community Health Systems, Inc.	6.875%	2/01/22	B	4,908,000
575	HCA Inc.	7.250%	9/15/20	BB+	608,063
900	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	951,750
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,085,000
10,275	Total Health Care Providers & Services				10,575,313
	Machinery – 0.2% (0.1% of Total Investments)
1,030	Xerium Technologies	8.875%	6/15/18	B	1,091,800

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 5.2% (3.3% of Total Investments)
$1,714	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	$1,559,740
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,580,315
7,784	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	7,764,692
7,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	7,236,250
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,242,000
1,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,115,000
25,110	Total Media				25,497,997
	Pharmaceuticals – 1.4% (0.9% of Total Investments)
1,250	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	1,306,250
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,090,000
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,060,000
2,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	2,160,000
6,250	Total Pharmaceuticals				6,616,250
	Professional Services – 0.1% (0.1% of Total Investments)
500	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	498,750
	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)
1,250	iStar Financial Inc.	4.000%	11/01/17	BB–	1,231,250
	Semiconductors & Equipment – 1.4% (0.9% of Total Investments)
2,000	Advanced Micro Devices, Inc., 144A	6.750%	3/01/19	B	2,050,000
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,111,500
2,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	2,587,500
6,550	Total Semiconductors & Equipment				6,749,000
	Software – 1.2% (0.7% of Total Investments)
1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,741,250
1,100	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	1,023,000
850	Infor Us Inc.	11.500%	7/15/18	B–	949,875
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,048,438
5,575	Total Software				5,762,563
	Specialty Retail – 0.1% (0.1% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	547,500
	Trading Companies & Distributors – 0.2% (0.1% of Total Investments)
1,000	HD Supply Inc.	8.125%	4/15/19	B+	1,080,000
	Wireless Telecommunication Services – 2.8% (1.8% of Total Investments)
750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	802,500
7,250	Sprint Corporation, 144A	7.875%	9/15/23	BB–	7,757,499
2,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	2,040,000
2,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	2,873,748
175	T-Mobile USA Inc.	6.731%	4/28/22	BB	183,313
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	185,500
13,100	Total Wireless Telecommunication Services				13,842,560
$99,483	Total Corporate Bonds (cost $99,380,321)				103,463,151
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.3% (3.3% of Total Investments)
$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.329%	11/20/24	BB	$756,519
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.734%	7/20/23	BB	2,437,091
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.834%	7/15/25	BB	1,132,248
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.634%	1/15/23	BB	1,365,366

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES (continued)
$250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.234%	4/15/24	BB	$230,439
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.984%	10/19/22	BB	1,757,741
4,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.227%	2/25/17	BB–	3,681,204
2,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.734%	4/15/22	BB	1,970,370
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.384%	4/19/22	BB	1,422,995
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.582%	4/22/22	BB	1,462,754
500	North End CLO Limited, Loan Pool, 144A	4.833%	7/17/25	BB	447,860
2,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.724%	5/15/23	BB	1,930,436
2,240	Oak Hill Credit Partners, Series 2012-7A	5.229%	11/20/23	BB	2,094,344
450	Oak Hill Credit Partners, Series 2013-9A	5.234%	10/20/25	BB–	417,887
2,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.225%	11/08/24	BB–	1,863,562
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.231%	12/15/22	BB	1,001,138
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.727%	5/24/23	BB	1,930,584
$27,290	Total Asset-Backed Securities (cost $24,880,805)				25,902,538
	Total Long-Term Investments (cost $733,036,847)				743,001,368
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 6.7% (4.2% of Total Investments)
$32,660	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $32,660,097, collateralized by $31,145,000 U.S. Treasury Notes, 3.125%, due 5/15/19, value $33,314,685	0.000%	8/01/14		$32,660,097
	Total Short-Term Investments (cost $32,660,097)				32,660,097
	Total Investments (cost $765,696,944) – 159.0%				775,661,465
	Borrowings – (38.5)% (10), (11)				(188,000,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.1)% (12)				(98,000,000)
	Other Assets Less Liabilities – (0.4)% (13)				(1,877,259)
	Net Assets Applicable to Common Shares – 100%				$487,784,206

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (13)
Morgan Stanley	$29,317,500	Receive	1-Month USD-LIBOR-BBA	2.201%	Monthly	4/20/16	$(872,730)

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  July 31, 2014

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6)  Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(8)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds' Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)  Borrowings as a percentage of Total Investments is 24.2%.

(11)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(12)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.6%.

(13)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of Investments  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 135.0% (92.7% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 115.1% (79.1% of Total Investments) (4)
	Aerospace & Defense – 0.6% (0.4% of Total Investments)
$1,231	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	$1,218,168
	Airlines – 4.1% (2.8% of Total Investments)
990	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	992,387
3,152	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	3,149,636
985	Delta Air Lines, Inc., Term Loan B2	2.403%	4/18/16	Ba1	987,326
1,940	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BB+	1,941,577
990	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	986,288
8,057	Total Airlines				8,057,214
	Auto Components – 0.1% (0.1% of Total Investments)
170	Schaeffler AG, Term Loan E	3.750%	5/15/20	Ba2	170,401
	Automobiles – 2.3% (1.6% of Total Investments)
998	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	994,557
2,784	Formula One Group, Term Loan, First Lien, WI/DD	TBD	TBD	B	2,764,082
750	Formula One Group, Term Loan, Second Lien, WI/DD	TBD	TBD	CCC+	751,875
4,532	Total Automobiles				4,510,514
	Building Products – 0.6% (0.4% of Total Investments)
1,200	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,193,893
	Capital Markets – 0.5% (0.3% of Total Investments)
946	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	947,853
	Chemicals – 1.1% (0.8% of Total Investments)
1,175	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,170,534
1,000	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	1,004,992
2,175	Total Chemicals				2,175,526
	Commercial Services & Supplies – 3.0% (2.0% of Total Investments)
489	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	491,194
1,000	International Lease Finance Corp., Term Loan	3.500%	3/06/21	Ba1	999,821
1,937	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,863,889
500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	476,250
2,000	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	2,006,650
5,926	Total Commercial Services & Supplies				5,837,804
	Communications Equipment – 1.6% (1.1% of Total Investments)
1,487	Avaya, Inc., Term Loan B3	4.727%	10/26/17	B1	1,441,834
497	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	494,907
1,151	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	1,149,132
3,135	Total Communications Equipment				3,085,873
	Computers & Peripherals – 2.5% (1.7% of Total Investments)
4,963	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	4,976,708
	Containers & Packaging – 0.6% (0.4% of Total Investments)
1,129	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	1,128,157

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Diversified Consumer Services – 5.9% (4.1% of Total Investments)
$2,015	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	$2,032,547
2,588	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,635,742
2,842	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	2,832,485
1,672	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,626,354
885	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	888,370
1,679	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,670,430
11,681	Total Diversified Consumer Services				11,685,928
	Diversified Financial Services – 1.1% (0.8% of Total Investments)
1,481	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	1,487,545
750	RCS Capital, Term Loan	6.500%	4/29/19	B+	763,594
2,231	Total Diversified Financial Services				2,251,139
	Diversified Telecommunication Services – 5.2% (3.6% of Total Investments)
867	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	861,599
1,672	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	1,681,478
1,000	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	991,250
1,000	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,000,000
3,694	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	3,711,463
740	Ziggo N.V., Term Loan B1, DD1	3.250%	1/15/22	BB–	727,953
477	Ziggo N.V., Term Loan B2, DD1	3.250%	1/15/22	BB–	469,107
784	Ziggo N.V., Term Loan B3, Delayed Draw, WI/DD	TBD	TBD	BB–	771,513
10,234	Total Diversified Telecommunication Services				10,214,363
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
1,153	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,147,181
	Energy Equipment & Services – 1.9% (1.3% of Total Investments)
2,965	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	2,994,625
791	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	788,528
3,756	Total Energy Equipment & Services				3,783,153
	Food & Staples Retailing – 3.2% (2.2% of Total Investments)
2,480	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	2,495,755
498	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	497,228
250	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	253,984
995	Del Monte Foods Company, Term Loan, First Lien	4.251%	2/18/21	B+	988,936
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B	1,011,563
981	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	980,714
6,204	Total Food & Staples Retailing				6,228,180
	Food Products – 5.1% (3.5% of Total Investments)
2,277	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,279,846
3,000	Jacobs Douwe Egberts, Term Loan B, WI/DD	TBD	TBD	BB	2,962,500
3,406	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,407,728
1,350	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	1,296,065
10,033	Total Food Products				9,946,139
	Health Care Equipment & Supplies – 4.4% (3.0% of Total Investments)
876	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	880,229
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	718,452
1,803	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,806,764
1,036	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,036,840
3,225	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,234,053
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	991,894
8,627	Total Health Care Equipment & Supplies				8,668,232
Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services – 9.2% (6.3% of Total Investments)
$1,600	Amsurg Corporation, Term Loan	3.750%	7/08/21	Ba2	$1,601,667
313	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	317,559
522	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	529,266
1,626	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	1,632,064
50	Community Health Systems, Inc., Term Loan E	3.478%	1/25/17	BB	50,173
998	CRC Health Corporation, First Lien	5.250%	3/29/21	B1	1,005,917
2,492	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,493,259
2,750	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	2,757,845
817	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B	834,425
985	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	990,352
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	512,188
1,213	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,217,094
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	831,516
348	Mallinckrodt International Finance SA, Initial Term Loan B	3.500%	3/19/21	BB+	346,197
542	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	544,766
1,990	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	1,995,721
459	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	459,390
18,073	Total Health Care Providers & Services				18,119,399
	Health Care Technology – 0.4% (0.3% of Total Investments)
800	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB–	804,313
	Hotels, Restaurants & Leisure – 3.8% (2.6% of Total Investments)
2,275	CCM Merger, Inc., Term Loan	6.000%	3/01/17	B+	2,277,660
2,273	CityCenter Holdings LLC, Term Loan	4.250%	10/24/20	B	2,281,686
908	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	911,176
1,913	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	1,915,026
7,369	Total Hotels, Restaurants & Leisure				7,385,548
	Household Products – 0.1% (0.1% of Total Investments)
269	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	269,039
	Industrial Conglomerates – 0.5% (0.3% of Total Investments)
995	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	996,954
	Insurance – 1.3% (0.9% of Total Investments)
613	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	612,018
1,970	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	1,972,985
2,583	Total Insurance				2,585,003
	Internet Software & Services – 1.7% (1.2% of Total Investments)
723	Ancestry.com, Inc., Replacement Term Loan B1	4.500%	12/28/18	Ba2	723,567
116	Sabre Inc., Term Loan C	4.000%	2/18/18	Ba3	116,271
2,463	Sabre Inc., Term Loan	4.250%	2/18/19	Ba3	2,459,166
3,302	Total Internet Software & Services				3,299,004
	IT Services – 4.2% (2.9% of Total Investments)
3,697	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,715,868
1,313	Vantiv, Inc., Term Loan B	3.750%	6/13/21	BB+	1,319,062
1,307	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	1,295,662
1,954	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,947,417
8,271	Total IT Services				8,278,009
	Leisure Equipment & Products – 2.9% (2.0% of Total Investments)
2,000	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,009,362
2,263	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,260,029
1,481	Equinox Holdings, Inc., New Initial Term Loan B	4.250%	1/31/20	Ba3	1,486,805
5,744	Total Leisure Equipment & Products				5,756,196

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Machinery – 0.9% (0.6% of Total Investments)
$1,333	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	$1,340,544
498	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	502,475
1,831	Total Machinery				1,843,019
	Media – 10.7% (7.3% of Total Investments)
44	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	43,883
1,321	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/11/21	B1	1,316,486
750	Advantage Sales & Marketing, Inc., Term Loan, Second Lien, DD1	7.500%	7/11/22	CCC+	753,437
500	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	493,750
500	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	501,250
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	498,750
662	Clear Channel Communications, Inc., Tranche B, Term Loan	3.805%	1/29/16	CCC+	657,164
1,633	Clear Channel Communications, Inc.,Term Loan E	7.655%	7/30/19	CCC+	1,633,413
2,954	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	2,963,649
1,363	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,372,058
500	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	500,860
750	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	746,563
1,000	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	1,005,313
1,268	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,281,430
995	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	B+	1,005,572
928	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	932,461
536	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	538,374
464	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	465,767
970	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	984,255
993	Springer Science & Business Media, Inc., Term Loan B3, WI/DD	TBD	TBD	N/R	1,329,007
1,990	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	1,990,985
20,621	Total Media				21,014,427
	Multiline Retail – 1.3% (0.9% of Total Investments)
1,850	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	1,867,344
625	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	628,669
2,475	Total Multiline Retail				2,496,013
	Oil, Gas & Consumable Fuels – 5.5% (3.8% of Total Investments)
1,216	Buffalo Gulf Coast Terminals, Term Loan B	5.250%	10/31/17	BB+	1,220,403
1,564	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,597,745
1,500	Energy and Exploration Partners, Term Loan	7.750%	1/15/19	N/R	1,479,375
2,386	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,448,866
618	Frac Tech International LLC, Term Loan B	5.750%	4/16/21	B2	624,536
485	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	483,603
833	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	832,441
1,488	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	1,473,982
244	Southcross Energy Partners L.P., Opco Term Loan, WI/DD	TBD	TBD	B1	245,421
366	Southcross Holdings Borrower L.P., Holdco Term Loan, WI/DD	TBD	TBD	B2	367,907
10,700	Total Oil, Gas & Consumable Fuels				10,774,279
	Pharmaceuticals – 8.5% (5.9% of Total Investments)
1,876	Auxilium Pharmaceuticals, Inc., Term Loan	6.250%	4/26/17	Ba3	1,879,768
792	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	796,208
1,496	Grifols, Inc., Term Loan	3.155%	2/27/21	Ba1	1,491,458
1,000	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	993,750
2,424	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	2,428,736
993	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	990,019
1,939	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	1,940,157
975	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	980,636
966	Therakos, Inc., Term Loan, First Lien	7.500%	12/27/17	B	972,959
2,381	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	2,378,769
1,914	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	1,913,988
16,756	Total Pharmaceuticals				16,766,448

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Professional Services – 0.5% (0.3% of Total Investments)
$967	Ceridian Corporation, New Replacement Term Loan	4.405%	5/09/17	B1	$969,113
	Real Estate Investment Trust – 2.7% (1.8% of Total Investments)
1,975	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,978,162
84	Realogy Corporation, Synthetic Letter of Credit	4.444%	10/10/16	BB	84,048
992	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	988,895
2,251	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,225,219
5,302	Total Real Estate Investment Trust				5,276,324
	Real Estate Management & Development – 1.6% (1.1% of Total Investments)
1,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,538,126
1,590	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,597,174
3,090	Total Real Estate Management & Development				3,135,300
	Semiconductors & Equipment – 2.2% (1.6% of Total Investments)
500	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	499,608
1,975	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	1,967,977
993	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	995,292
979	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BB+	972,558
4,447	Total Semiconductors & Equipment				4,435,435
	Software – 7.5% (5.2% of Total Investments)
1,607	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,628,405
896	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	900,996
960	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	955,327
968	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	968,006
957	Epicor Software Corporation,Term Loan, B2	4.000%	5/16/18	Ba3	958,656
953	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	956,528
3,128	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	3,106,589
2,701	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,722,444
872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	874,682
708	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	709,521
1,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/27/17	CCC+	1,019,063
14,750	Total Software				14,800,217
	Specialty Retail – 0.9% (0.6% of Total Investments)
1,041	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,039,782
750	Michaels Stores, Inc., Term Loan B2	4.000%	1/28/20	Ba3	747,656
1,791	Total Specialty Retail				1,787,438
	Textiles, Apparel & Luxury Goods – 0.8% (0.5% of Total Investments)
134	Polymer Group, Inc., Amendment No. 1, Delayed Draw, Incremental Loan, (5)	4.149%	12/19/19	B–	134,571
1,363	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,370,274
1,497	Total Textiles, Apparel & Luxury Goods				1,504,845
	Trading Companies & Distributors – 1.9% (1.3% of Total Investments)
2,940	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	2,942,364
750	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	CCC+	747,656
3,690	Total Trading Companies & Distributors				3,690,020
	Transportation Infrastructure – 0.3% (0.2% of Total Investments)
31	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	30,511
181	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	176,965
172	Ceva Group PLC, Synthetic Letter of Credit Term Loan	0.134%	3/19/21	B2	168,295
249	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	244,180
633	Total Transportation Infrastructure				619,951

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Wireless Telecommunication Services – 1.3% (0.9% of Total Investments)
$2,469	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	$2,547,953
$225,808	Total Variable Rate Senior Loan Interests (cost $223,811,941)				226,380,673
Shares	Description (1)				Value
	COMMON STOCKS – 0.7% (0.4% of Total Investments)
	Diversified Consumer Services – 0.7% (0.4% of Total Investments)
39,749	Cengage Learning Holdings II LP, (6), (7)				1,371,340
	Total Common Stocks (cost $1,286,905)				1,371,340
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 19.2% (13.2% of Total Investments)
	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)
$1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$1,716,000
	Communications Equipment – 0.1% (0.1% of Total Investments)
250	Avaya Inc., 144A	10.500%	3/01/21	CCC+	218,750
	Containers & Packaging – 0.4% (0.3% of Total Investments)
700	Reynolds Group	9.875%	8/15/19	CCC+	754,250
	Diversified Telecommunication Services – 1.1% (0.8% of Total Investments)
750	IntelSat Limited	7.750%	6/01/21	B–	766,875
800	IntelSat Limited	8.125%	6/01/23	B–	832,000
500	Level 3 Communications Inc.	11.875%	2/01/19	B	548,750
2,050	Total Diversified Telecommunication Services				2,147,625
	Health Care Equipment & Supplies – 1.5% (1.0% of Total Investments)
2,700	Kinetic Concepts	10.500%	11/01/18	B–	2,990,250
	Health Care Providers & Services – 1.3% (0.9% of Total Investments)
1,350	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,427,625
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,085,000
2,350	Total Health Care Providers & Services				2,512,625
	Media – 4.0% (2.8% of Total Investments)
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	3,679,106
2,068	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	2,063,177
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	1,033,750
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	621,000
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	557,500
7,753	Total Media				7,954,533
	Oil, Gas & Consumable Fuels – 1.1% (0.8% of Total Investments)
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B–	2,200,000
	Pharmaceuticals – 2.4% (1.6% of Total Investments)
1,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	1,017,500
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,090,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	530,000
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,080,000
4,500	Total Pharmaceuticals				4,717,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Professional Services – 0.3% (0.2% of Total Investments)
$500	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	$498,750
	Semiconductors & Equipment – 0.2% (0.1% of Total Investments)
250	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	257,500
166	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	171,810
416	Total Semiconductors & Equipment				429,310
	Software – 2.4% (1.6% of Total Investments)
580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	577,100
450	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	418,500
2,550	Infor Us Inc.	11.500%	7/15/18	B–	2,849,625
750	Infor Us Inc.	9.375%	4/01/19	B–	819,375
4,330	Total Software				4,664,600
	Specialty Retail – 0.3% (0.2% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	547,500
	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)
1,000	HD Supply Inc.	11.500%	7/15/20	CCC+	1,165,000
	Wireless Telecommunication Services – 2.6% (1.8% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	535,000
3,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	3,210,000
1,250	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,306,250
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	78,563
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	79,500
4,900	Total Wireless Telecommunication Services				5,209,313
$35,599	Total Corporate Bonds (cost $35,235,253)				37,726,006
	Total Long-Term Investments (cost $260,334,099)				265,478,019
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 10.6% (7.3% of Total Investments)
$20,821	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $20,820,856, collateralized by $19,855,000 U.S. Treasury Notes, 3.125%, due 5/15/19, value $21,238,179	0.000%	8/01/14		$20,820,856
	Total Short-Term Investments (cost $20,820,856)				20,820,856
	Total Investments (cost $281,154,955) – 145.6%				286,298,875
	Borrowings – (43.2)% (8), (9)				(85,000,000)
	Other Assets Less Liabilities – (2.4)% (10)				(4,685,422)
	Net Assets Applicable to Common Shares – 100%				$196,613,453

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
Barclays PLC	$17,500,000	Receive	1-Month USD-LIBOR-BBA	1.143%	Monthly	9/15/16	$(177,639)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR-BBA	0.588	Monthly	9/15/14	(12,411)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR-BBA	1.659	Monthly	9/15/18	(108,572)
	$52,500,000						$(298,622)

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  July 31, 2014

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (10)
Barclays PLC	Darden Restaurant's, Inc.	Buy	1.92%	$2,000,000	1.000%	9/20/19	$82,934	$10,158
Deutsche Bank	Avon Products, Inc.	Buy	2.96	2,000,000	1.000	9/20/19	171,743	34,228
Morgan Stanley	Time Warner Cable, Inc.	Buy	0.54	1,050,000	1.000	9/20/19	(25,206)	1,099
				$5,050,000			$229,471	$45,485

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Investment, or portion of investment, represents an unfunded senior loan commitment outstanding. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Borrowings as a percentage of Total Investments is 29.7%.

(9)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Portfolio of Investments  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.8% (94.7% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 107.5% (73.3% of Total Investments) (4)
	Aerospace & Defense – 0.1% (0.1% of Total Investments)
$1,456	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$1,452,438
	Airlines – 3.7% (2.5% of Total Investments)
7,425	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	7,442,902
16,745	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	Ba1	16,732,441
27,252	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BB+	27,274,262
51,422	Total Airlines				51,449,605
	Auto Components – 0.9% (0.6% of Total Investments)
12,841	Schaeffler AG, Term Loan E	3.750%	5/15/20	Ba2	12,871,318
	Automobiles – 2.5% (1.7% of Total Investments)
25,632	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	25,671,578
7,795	Formula One Group, Term Loan, First Lien, WI/DD	TBD	TBD	B	7,739,429
2,000	Formula One Group, Term Loan, Second Lien, WI/DD	TBD	TBD	CCC+	2,005,000
35,427	Total Automobiles				35,416,007
	Capital Markets – 0.6% (0.4% of Total Investments)
9,007	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	9,028,784
	Chemicals – 3.7% (2.5% of Total Investments)
13,560	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	13,512,726
30,151	Univar, Inc., Term Loan	5.000%	6/30/17	B+	30,226,332
7,908	US Coatings Acquisition, Term Loan B	4.000%	2/01/20	B+	7,877,941
51,619	Total Chemicals				51,616,999
	Commercial Services & Supplies – 3.4% (2.3% of Total Investments)
9,850	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	9,813,939
888	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	892,048
36,000	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	36,119,700
46,738	Total Commercial Services & Supplies				46,825,687
	Communications Equipment – 1.1% (0.7% of Total Investments)
14,971	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	14,941,346
	Computers & Peripherals – 1.9% (1.3% of Total Investments)
25,805	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	25,878,880
	Consumer Finance – 0.2% (0.2% of Total Investments)
3,500	First Data Corporation, Term Loan	3.666%	3/23/18	BB–	3,468,647
	Containers & Packaging – 1.6% (1.1% of Total Investments)
22,486	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	22,470,789
	Diversified Consumer Services – 5.0% (3.4% of Total Investments)
10,322	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	10,409,498
33,076	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	32,964,262
11,621	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	11,301,385
15,875	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	15,798,006
70,894	Total Diversified Consumer Services				70,473,151

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Diversified Financial Services – 0.3% (0.2% of Total Investments)
$3,950	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	$3,966,788
	Diversified Telecommunication Services – 5.4% (3.7% of Total Investments)
20,440	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	20,439,992
20,738	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	20,833,079
12,943	Ziggo N.V., Term Loan B1, WI/DD	TBD	TBD	BB–	12,739,174
8,340	Ziggo N.V., Term Loan B2, WI/DD	TBD	TBD	BB–	8,209,364
13,717	Ziggo N.V., Term Loan B3, Delayed Draw, WI/DD	TBD	TBD	BB–	13,501,472
76,178	Total Diversified Telecommunication Services				75,723,081
	Energy Equipment & Services – 1.8% (1.3% of Total Investments)
9,900	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	9,999,000
3,995	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	3,982,566
11,850	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	11,817,910
25,745	Total Energy Equipment & Services				25,799,476
	Food & Staples Retailing – 2.6% (1.7% of Total Investments)
13,365	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	13,450,002
12,935	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	12,927,925
7,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	7,619,535
1,961	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	1,961,427
35,761	Total Food & Staples Retailing				35,958,889
	Food Products – 4.9% (3.4% of Total Investments)
32,967	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB	33,008,209
12,000	Jacobs Douwe Egberts, Term Loan B, WI/DD	TBD	TBD	BB	11,850,000
1,369	NPC International, Inc., Term Loan B	4.000%	12/28/18	B1	1,368,215
22,731	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	22,745,184
69,067	Total Food Products				68,971,608
	Health Care Equipment & Supplies – 5.1% (3.5% of Total Investments)
15,749	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	15,766,220
10,333	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	10,361,356
11,672	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	11,902,723
32,507	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	32,608,436
70,261	Total Health Care Equipment & Supplies				70,638,735
	Health Care Providers & Services – 5.7% (3.9% of Total Investments)
36,707	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	36,844,309
442	Community Health Systems, Inc., Term Loan E	3.478%	1/25/17	BB	442,720
11,638	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	11,635,209
22,018	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	22,065,976
368	HCA, Inc., Tranche B5, Term Loan	2.905%	3/31/17	BB	369,016
7,592	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	7,626,614
78,765	Total Health Care Providers & Services				78,983,844
	Health Care Technology – 0.9% (0.6% of Total Investments)
12,200	Catalent Pharma Solutions, Inc., Term Loan	4.500%	5/20/21	BB–	12,265,770
	Hotels, Restaurants & Leisure – 2.9% (2.0% of Total Investments)
1,882	CCM Merger, Inc., Term Loan	6.000%	3/01/17	B+	1,883,961
9,559	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	9,592,234
3,433	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	3,416,919
8,955	Scientific Games Corporation, Term Loan B	4.250%	10/18/20	BB–	8,840,663
17,214	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	17,235,230
41,043	Total Hotels, Restaurants & Leisure				40,969,007

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Household Durables – 0.9% (0.6% of Total Investments)
$13,090	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	$13,112,470
	Insurance – 1.3% (0.9% of Total Investments)
10,918	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	10,903,019
7,880	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	7,891,940
18,798	Total Insurance				18,794,959
	Internet Software & Services – 2.6% (1.8% of Total Investments)
37,048	Sabre Inc., Term Loan	4.250%	2/18/19	Ba3	36,998,103
	IT Services – 0.4% (0.3% of Total Investments)
5,806	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	5,786,610
	Leisure Equipment & Products – 0.5% (0.4% of Total Investments)
7,543	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	7,533,429
	Machinery – 0.7% (0.4% of Total Investments)
3,333	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	3,351,360
5,955	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,950,867
9,288	Total Machinery				9,302,227
	Media – 11.0% (7.5% of Total Investments)
7,548	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	7,521,696
118	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan, WI/DD	TBD	TBD	B1	117,342
3,532	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/11/21	B1	3,520,273
2,950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien, DD1	7.500%	7/11/22	CCC+	2,963,520
564	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	1/03/21	Baa3	552,829
1,505	Clear Channel Communications, Inc., Tranche B, Term Loan	3.805%	1/29/16	CCC+	1,493,733
3,535	Clear Channel Communications, Inc., Tranche D, Term Loan	6.905%	1/30/19	CCC+	3,479,773
1,358	Clear Channel Communications, Inc. Term Loan E	7.655%	7/30/19	CCC+	1,358,514
35,447	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	35,563,782
32,777	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	32,715,920
17,250	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	17,341,649
5,955	Springer Science & Business Media, Inc., Term Loan B3, WI/DD	TBD	TBD	N/R	7,974,043
34,683	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	34,700,381
4,324	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,302,177
151,546	Total Media				153,605,632
	Multiline Retail – 1.2% (0.8% of Total Investments)
16,650	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	16,806,094
	Oil, Gas & Consumable Fuels – 1.8% (1.2% of Total Investments)
4,406	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	4,501,041
4,822	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	4,833,730
11,935	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	12,244,331
2,917	Samson Investment Company, Tranche 1, Term Loan, Second Lien	5.000%	9/25/18	B1	2,913,543
24,080	Total Oil, Gas & Consumable Fuels				24,492,645
	Pharmaceuticals – 7.5% (5.1% of Total Investments)
34,622	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	34,696,314
27,810	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB	27,827,834
16,088	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	16,180,502
15,512	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	15,499,980
8,528	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	3.750%	12/11/19	Ba1	8,530,066
1,279	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	1,279,190
103,839	Total Pharmaceuticals				104,013,886

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Professional Services – 0.7% (0.5% of Total Investments)
$9,665	Ceridian Corporation, New Replacement Term Loan	4.405%	5/09/17	B1	$9,691,127
	Real Estate Investment Trust – 3.7% (2.5% of Total Investments)
29,088	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB–	30,105,884
17,312	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	17,338,815
4,362	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,311,114
50,762	Total Real Estate Investment Trust				51,755,813
	Real Estate Management & Development – 1.6% (1.1% of Total Investments)
21,792	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	21,885,453
	Semiconductors & Equipment – 4.6% (3.1% of Total Investments)
38,000	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	37,970,208
25,713	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	25,620,874
63,713	Total Semiconductors & Equipment				63,591,082
	Software – 12.2% (8.3% of Total Investments)
3,814	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	3,813,750
5,826	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	5,856,477
38,411	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	38,213,063
29,735	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	29,710,701
17,093	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	17,099,760
25,320	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	25,146,008
18,169	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC	18,839,326
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	17,118,750
4,794	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	4,810,749
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/27/17	CCC+	10,190,630
168,162	Total Software				170,799,214
	Specialty Retail – 1.0% (0.7% of Total Investments)
8,000	Burlington Coat Factory Warehouse Corporation, Term Loan B3, WI/DD	TBD	TBD	B1	8,000,000
844	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	840,791
1,737	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,734,501
2,884	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba3	2,878,240
13,465	Total Specialty Retail				13,453,532
	Trading Companies & Distributors – 1.5% (1.0% of Total Investments)
20,580	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	20,596,545
$1,494,963	Total Variable Rate Senior Loan Interests (cost $1,490,525,391)				1,501,389,670
Shares	Description (1)				Value
	COMMON STOCKS – 7.1% (4.9% of Total Investments)
	Aerospace & Defense – 0.1% (0.1% of Total Investments)
4,159	BE Aerospace Inc., (5)				$354,097
6,459	Boeing Company				778,180
6,370	GenCorp Inc., (5)				113,068
5,892	Honeywell International Inc.				541,062
	Total Aerospace & Defense				1,786,407
	Air Freight & Logistics – 0.1% (0.0% of Total Investments)
6,986	United Parcel Service, Inc., Class B				678,271
	Airlines – 0.0% (0.0% of Total Investments)
8,660	Southwest Airlines Co.				244,905

Nuveen Investments

Shares	Description (1)	Value
	Auto Components – 0.1% (0.1% of Total Investments)
11,255	Delphi Automotive PLC	$751,834
8,683	Gentex Corporation	250,939
	Total Auto Components	1,002,773
	Automobiles – 0.0% (0.0% of Total Investments)
3,360	Winnebago Industries Inc., (5)	78,960
	Banks – 0.0% (0.0% of Total Investments)
1,740	Banner Corporation	70,018
4,090	Pacwest Bancorp.	170,430
3,000	Trico Bancshares	67,110
1,650	Wintrust Financial Corporation	76,445
	Total Banks	384,003
	Beverages – 0.2% (0.1% of Total Investments)
12,012	Coca-Cola Company	471,951
7,859	Coca-Cola Enterprises Inc.	357,192
4,932	Constellation Brands, Inc., Class A, (5)	410,638
12,457	PepsiCo, Inc.	1,097,462
	Total Beverages	2,337,243
	Biotechnology – 0.3% (0.2% of Total Investments)
1,907	Alexion Pharmaceuticals Inc., (5)	303,194
7,296	Amgen Inc.	929,437
2,494	Biogen Idec Inc., (5)	833,969
6,438	Celgene Corporation, (5)	561,072
4,920	Emergent BioSolutions, Inc., (5)	108,240
11,773	Gilead Sciences, Inc., (5)	1,077,816
1,380	ISIS Pharmaceuticals, Inc., (5)	42,766
2,248	Vertex Pharmaceuticals Inc., (5)	199,870
	Total Biotechnology	4,056,364
	Building Products – 0.0% (0.0% of Total Investments)
6,510	Allegion PLC	334,809
2,460	Trex Company Inc., (5)	69,249
	Total Building Products	404,058
	Capital Markets – 0.2% (0.1% of Total Investments)
3,370	Affiliated Managers Group Inc., (5)	671,473
8,590	American Capital Limited, (5)	130,224
4,404	Ameriprise Financial, Inc.	526,718
16,121	Charles Schwab Corporation	447,358
4,370	Manning & Napier Inc.	74,946
4,700	RCS Capital Corporation	96,914
500	Virtus Investment Partners Inc.	102,525
	Total Capital Markets	2,050,158
	Chemicals – 0.2% (0.2% of Total Investments)
8,876	LyondellBasell Industries NV	943,075
8,289	Methanex Corporation	539,365
1,340	Minerals Technologies Inc.	77,814
1,592	Monsanto Company	180,039
2,825	PPG Industries, Inc.	560,367
9,290	Westlake Chemical Corporation	811,853
	Total Chemicals	3,112,513

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.0% (0.0% of Total Investments)
6,444	CECO Environmental Corporation	$87,510
2,110	G&K Services, Inc.	101,470
	Total Commercial Services & Supplies	188,980
	Communications Equipment – 0.1% (0.1% of Total Investments)
9,210	Ciena Corporation, (5)	179,871
6,340	CommScope Holding Company Inc., (5)	156,218
3,858	F5 Networks, Inc., (5)	434,372
18,272	Finisar Corporation, (5)	360,507
11,099	QUALCOMM, Inc.	817,996
	Total Communications Equipment	1,948,964
	Computers & Peripherals – 0.3% (0.2% of Total Investments)
48,891	Apple, Inc.	4,672,513
	Construction & Engineering – 0.0% (0.0% of Total Investments)
8,670	Quanta Services Incorporated, (5)	290,358
	Consumer Finance – 0.0% (0.0% of Total Investments)
6,310	Capital One Financial Corporation	501,897
	Containers & Packaging – 0.1% (0.0% of Total Investments)
2,950	Myers Industries, Inc.	54,516
9,742	Owens-Illinois, Inc., (5)	303,853
4,588	Packaging Corp. of America	303,542
	Total Containers & Packaging	661,911
	Diversified Consumer Services – 1.0% (0.7% of Total Investments)
1,120	Ascent Media Corporation, (5)	69,418
403,323	Cengage Learning Holdings II LP, (5), (7)	13,914,642
	Total Diversified Consumer Services	13,984,060
	Diversified Financial Services – 0.1% (0.1% of Total Investments)
1,878	Intercontinental Exchange Group, Inc.	360,989
6,557	Moody's Corporation	570,459
	Total Diversified Financial Services	931,448
	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)
2,630	Consolidated Communications Holdings, Inc.	58,859
38,108	Verizon Communications Inc.	1,921,405
	Total Diversified Telecommunication Services	1,980,264
	Electric Utilities – 0.1% (0.0% of Total Investments)
2,620	El Paso Electric Company	96,547
20,870	Portland General Electric Company	666,379
	Total Electric Utilities	762,926
	Electrical Equipment – 0.1% (0.1% of Total Investments)
8,690	Ametek Inc.	423,116
2,810	Generac Holdings Inc., (5)	121,954
4,816	Rockwell Automation, Inc.	537,755
3,590	Thermon Group Holdings Inc., (5)	87,524
	Total Electrical Equipment	1,170,349
Nuveen Investments

Shares	Description (1)	Value
	Electronic Equipment & Instruments – 0.0% (0.0% of Total Investments)
3,750	Newport Corporation, (5)	$64,913
1,620	SYNNEX Corporation, (5)	104,490
2,814	Vishay Precision Group Inc., (5)	40,606
	Total Electronic Equipment & Instruments	210,009
	Energy Equipment & Services – 0.2% (0.1% of Total Investments)
2,880	ERA Group Incorporated, (5)	77,184
8,460	Halliburton Company	583,655
1,720	Matrix Service Company, (5)	46,182
3,552	Oceaneering International Inc.	241,216
2,390	Pioneer Energy Services Corporation, (5)	35,157
17,969	RPC Inc.	404,303
11,088	Schlumberger Limited	1,201,826
	Total Energy Equipment & Services	2,589,523
	Food & Staples Retailing – 0.1% (0.1% of Total Investments)
6,374	Costco Wholesale Corporation	749,200
5,756	Walgreen Co.	395,840
	Total Food & Staples Retailing	1,145,040
	Food Products – 0.1% (0.1% of Total Investments)
5,480	Dean Foods Company	83,954
8,692	General Mills, Inc.	435,904
3,760	Hershey Foods Corporation	331,444
4,372	Kraft Foods Inc.	234,274
3,459	Mead Johnson Nutrition Company, Class A Shares	316,291
1,580	Post Holdings Inc., (5)	70,974
12,450	WhiteWave Foods Company, (5)	370,886
	Total Food Products	1,843,727
	Health Care Equipment & Supplies – 0.1% (0.1% of Total Investments)
8,148	Baxter International, Inc.	608,574
2,530	DexCom, Inc., (5)	95,330
1,900	Insulet Corporation, (5)	67,146
560	Intuitive Surgical, Inc., (5)	256,228
3,950	Merit Medical Systems, Inc., (5)	50,718
4,417	Veracyte Inc., (5)	63,163
	Total Health Care Equipment & Supplies	1,141,159
	Health Care Providers & Services – 0.2% (0.1% of Total Investments)
6,750	AMN Healthcare Services Inc., (5)	88,425
5,690	Bioscrip, Inc., (5)	42,618
3,100	Capital Senior Living Corporation, (5)	76,384
5,489	Express Scripts, Holding Company, (5)	382,309
10,810	HCA Holdings Inc., (5)	706,001
5,043	McKesson HBOC Inc.	967,550
6,290	Select Medical Corporation	97,747
3,140	Surgical Care Affiliates Inc., (5)	92,253
2,020	Team Health Holdings Inc., (5)	114,231
7,990	Universal American Corporation, (5)	63,441
	Total Health Care Providers & Services	2,630,959
	Health Care Technology – 0.0% (0.0% of Total Investments)
4,450	MedAssets Inc., (5)	94,518

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
3,740	ClubCorp Holdings Inc.	$63,243
7,250	Las Vegas Sands	535,413
1,580	Marriott Vacations World, (5)	90,929
7,360	MGM Resorts International Inc., (5)	197,542
4,690	Penn National Gaming, Inc., (5)	49,151
5,588	Starbucks Corporation	434,076
6,111	Wyndham Worldwide Corporation	461,686
	Total Hotels, Restaurants & Leisure	1,832,040
	Household Durables – 0.0% (0.0% of Total Investments)
3,640	Brookfield Residential Properties Inc., (5)	67,304
	Household Products – 0.1% (0.1% of Total Investments)
8,509	Colgate-Palmolive Company	539,471
5,043	Kimberly-Clark Corporation	523,816
	Total Household Products	1,063,287
	Industrial Conglomerates – 0.0% (0.0% of Total Investments)
6,078	Carlisle Companies Inc.	486,362
	Insurance – 0.1% (0.1% of Total Investments)
5,060	American Equity Investment Life Holding Company	112,028
2,060	Argo Group International Holdings Inc.	102,609
5,361	Fidelity & Guaranty Life	115,851
4,300	FNFV Group, (5)	70,348
5,536	Hanover Insurance Group Inc.	320,036
6,080	Hilltop Holdings Inc., (5)	124,640
2,960	Primerica Inc.	136,397
	Total Insurance	981,909
	Internet & Catalog Retail – 0.1% (0.1% of Total Investments)
1,790	Amazon.com, Inc., (5)	560,252
898	priceline.com Incorporated, (5)	1,115,720
	Total Internet & Catalog Retail	1,675,972
	Internet Software & Services – 0.4% (0.2% of Total Investments)
5,850	eBay Inc., (5)	308,880
19,301	Facebook Inc., Class A Shares, (5)	1,402,218
5,373	Google Inc., Class A, (5)	3,113,922
	Total Internet Software & Services	4,825,020
	IT Services – 0.3% (0.2% of Total Investments)
3,850	Cardtronics Inc., (5)	148,456
10,718	Cognizant Technology Solutions Corporation, Class A, (5)	525,718
2,470	CSG Systems International Inc.	64,319
4,850	Evertec Inc.	108,446
3,081	FleetCor Technologies Inc., (5)	409,126
4,263	International Business Machines Corporation (IBM)	817,089
14,549	MasterCard, Inc.	1,078,806
2,290	VeriFone Holdings Inc., (5)	76,738
2,534	Visa Inc.	534,699
1,120	WEX Inc., (5)	120,870
	Total IT Services	3,884,267
	Machinery – 0.2% (0.1% of Total Investments)
3,760	Barnes Group Inc.	128,780
2,238	Cummins Inc.	311,955
10,027	Donaldson Company, Inc.	388,947

Nuveen Investments

Shares	Description (1)	Value
	Machinery (continued)
4,363	IDEX Corporation	$330,803
2,590	John Bean Technologies Corporation	67,470
4,590	Lincoln Electric Holdings Inc.	304,960
7,340	Meritor Inc., (5)	92,264
9,310	Mueller Water Products Inc.	72,153
2,700	Sun Hydraulics Corporation	98,496
6,582	Wabtec Corporation	531,036
	Total Machinery	2,326,864
	Marine – 0.0% (0.0% of Total Investments)
2,616	Kirby Corporation, (5)	304,659
	Media – 0.5% (0.4% of Total Investments)
9,096	CBS Outdoor Americas Inc.	302,806
23,769	Comcast Corporation, Class A	1,277,108
17,644	Cumulus Media, Inc., (5)	91,396
1,220	Madison Square Garden Inc., (5)	72,395
6,068	Scripps Networks Interactive, Class A Shares	500,064
4,140	Starz, Class A, (5)	118,031
3,623	Time Warner Cable, Class A	525,697
22,352	Tribune Company, (5)	1,844,040
17,987	Tribune Company, (5), (6)	—
5,588	Tribune Publishing Company, (5)	117,516
7,040	Twenty First Century Fox Inc., Class A Shares	223,027
9,314	Viacom Inc., Class B	769,988
18,592	Walt Disney Company	1,596,681
	Total Media	7,438,749
	Multiline Retail – 0.0% (0.0% of Total Investments)
6,026	Macy's, Inc.	348,243
	Oil, Gas & Consumable Fuels – 0.2% (0.2% of Total Investments)
1,760	Carrizo Oil & Gas, Inc., (5)	108,082
6,580	DHT Maritime Inc.	43,560
1,890	Enlink Midstream LLC	72,217
4,605	EOG Resources, Inc.	503,971
3,855	EQT Corporation	361,676
2,720	NuStar Group Holdings LLC	114,947
1,600	Oasis Petroleum Inc., (5)	85,520
2,830	Phillips 66	229,541
1,799	Pioneer Natural Resources Company	398,407
2,330	SemGroup Corporation, A Shares	179,596
5,621	SM Energy Company	441,473
2,620	Targa Resources Corporation	334,050
1,280	Teekay Shipping Corporation	71,245
	Total Oil, Gas & Consumable Fuels	2,944,285
	Paper & Forest Products – 0.0% (0.0% of Total Investments)
1,050	Clearwater Paper Corporation, (5)	70,980
4,240	KapStone Paper and Packaging Corp., (5)	126,098
	Total Paper & Forest Products	197,078
	Pharmaceuticals – 0.2% (0.1% of Total Investments)
12,129	AbbVie Inc.	634,832
5,330	Actavis PLC, (5)	1,142,006
3,292	Allergan, Inc.	546,011
9,396	Bristol-Myers Squibb Company	475,626
330	Jazz Pharmaceuticals, Inc., (5)	46,111
	Total Pharmaceuticals	2,844,586

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Value
	Real Estate Investment Trust – 0.1% (0.1% of Total Investments)
3,630	Chesapeake Lodging Trust	$107,738
9,010	DiamondRock Hospitality Company	110,463
1,290	EastGroup Properties Inc.	80,444
7,260	iStar Financial Inc., (5)	104,399
1,160	PS Business Parks Inc.	95,700
14,000	Resource Capital Corporation	77,140
3,580	Select Income REIT	99,345
2,718	Simon Property Group, Inc.	457,140
1,149	Washington Prime Group Inc.	21,705
	Total Real Estate Investment Trust	1,154,074
	Real Estate Management & Development – 0.1% (0.0% of Total Investments)
770	Altisource Portfolio Solutions SA, (5)	83,453
16,042	CBRE Group Inc., (5)	494,735
	Total Real Estate Management & Development	578,188
	Road & Rail – 0.1% (0.1% of Total Investments)
950	Genesee & Wyoming Inc., (5)	94,744
3,753	Kansas City Southern Industries	409,302
13,298	Union Pacific Corporation	1,307,326
	Total Road & Rail	1,811,372
	Semiconductors & Equipment – 0.1% (0.1% of Total Investments)
6,965	Avago Technologies Limited	483,232
9,160	Broadcom Corporation, Class A	350,462
3,910	Inphi Corporation, (5)	59,667
16,556	Intel Corporation	561,083
3,100	MA-COM Technology Solutions Holdings Incorporated, (5)	61,690
5,458	Microchip Technology Incorporated	245,719
	Total Semiconductors & Equipment	1,761,853
	Software – 0.3% (0.2% of Total Investments)
1,690	Aspen Technology Inc., (5)	73,414
3,950	Manhattan Associates Inc., (5)	115,972
48,536	Microsoft Corporation	2,094,814
33,085	Oracle Corporation	1,336,303
12,481	Parametric Technology Corporation, (5)	448,817
10,205	Salesforce.com, Inc., (5)	553,621
7,530	TiVo, Inc., (5)	101,354
	Total Software	4,724,295
	Specialty Retail – 0.2% (0.1% of Total Investments)
2,820	CST Brands Inc.	94,273
7,280	Gap, Inc.	292,001
16,774	Home Depot, Inc.	1,356,178
1,700	Lithia Motors Inc.	151,045
4,283	O'Reilly Automotive Inc., (5)	642,450
3,980	Restoration Hardware Holdings Incorporated, (5)	325,524
	Total Specialty Retail	2,861,471
	Textiles, Apparel & Luxury Goods – 0.1% (0.1% of Total Investments)
1,530	Kate Spade & Company, (5)	57,880
6,101	Michael Kors Holdings Limited, (5)	497,109
2,120	Movado Group Inc.	86,772
7,690	Nike, Inc., Class B	593,130
8,032	VF Corporation	492,121
	Total Textiles, Apparel & Luxury Goods	1,727,012

Nuveen Investments

Shares	Description (1)				Value
	Thrifts & Mortgage Finance – 0.0% (0.0% of Total Investments)
2,440	First Defiance Financial Corporation				$65,904
5,980	NMI Holdings Inc., Class A Shares, (5)				59,740
	Total Thrifts & Mortgage Finance				125,644
	Tobacco – 0.0% (0.0% of Total Investments)
2,899	Lorillard Inc.				175,332
3,181	Philip Morris International				260,874
	Total Tobacco				436,206
	Trading Companies & Distributors – 0.0% (0.0% of Total Investments)
2,980	CAI International Inc., (5)				56,888
3,470	H&E Equipment Services, Inc.				125,545
1,310	Watsco Inc.				117,337
	Total Trading Companies & Distributors				299,770
	Total Common Stocks (cost $91,732,223)				99,584,770
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.7% (0.5% of Total Investments)
	Internet Software & Services – 0.7% (0.5% of Total Investments)
$10,000	Yahoo! Inc., Convertible Bond, 144A	0.000%	12/01/18	BB+	$10,081,250
$10,000	Total Convertible Bonds (cost $10,288,912)				10,081,250
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 21.5% (14.7% of Total Investments)
	Chemicals – 0.6% (0.4% of Total Investments)
$7,500	Hexion US Finance	6.625%	4/15/20	B1	$7,800,000
	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)
3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	4,056,000
	Communications Equipment – 0.3% (0.2% of Total Investments)
5,000	Avaya Inc., 144A	7.000%	4/01/19	B1	4,887,500
	Diversified Telecommunication Services – 1.8% (1.2% of Total Investments)
22,750	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	25,224,063
	Electronic Equipment & Instruments – 0.1% (0.1% of Total Investments)
1,200	Kemet Corporation	10.500%	5/01/18	B–	1,260,000
	Health Care Equipment & Supplies – 3.6% (2.5% of Total Investments)
1,000	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	1,023,750
19,000	Kinetic Concepts	12.500%	11/01/19	CCC+	21,257,200
25,460	Tenet Healthcare Corporation	8.125%	4/01/22	B3	28,451,550
45,460	Total Health Care Equipment & Supplies				50,732,500
	Health Care Providers & Services – 1.0% (0.7% of Total Investments)
12,000	Community Health Systems, Inc.	6.875%	2/01/22	B	12,270,000
1,000	Wellcare Health Plans Inc.	5.750%	11/15/20	BB	1,020,000
13,000	Total Health Care Providers & Services				13,290,000
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
2,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	2,300,000

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 4.2% (2.8% of Total Investments)
$10,609	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	$10,887,485
36,054	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	35,964,279
300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	310,125
10,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	11,150,000
56,963	Total Media				58,311,889
	Oil, Gas & Consumable Fuels – 0.5% (0.4% of Total Investments)
5,000	Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	5,412,500
2,000	Oasis Petroleum Inc.	6.875%	1/15/23	B+	2,165,000
7,000	Total Oil, Gas & Consumable Fuels				7,577,500
	Pharmaceuticals – 2.1% (1.4% of Total Investments)
14,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	14,245,000
13,887	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	14,511,915
27,887	Total Pharmaceuticals				28,756,915
	Professional Services – 0.3% (0.2% of Total Investments)
4,000	Ceridian Corporation, 144A	8.125%	11/15/17	CCC	3,990,000
	Software – 1.0% (0.7% of Total Investments)
5,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,975,000
2,000	Emdeon Inc.	11.000%	12/31/19	CCC+	2,250,000
3,000	Infor Us Inc.	11.500%	7/15/18	B–	3,352,500
3,375	Infor Us Inc.	9.375%	4/01/19	B–	3,687,188
13,375	Total Software				14,264,688
	Specialty Retail – 1.3% (0.9% of Total Investments)
7,000	99 Cents Only Stores	11.000%	12/15/19	CCC+	7,665,000
9,500	Claire's Stores, Inc., 144A	9.000%	3/15/19	B2	9,571,250
1,200	Claire's Stores, Inc.	10.500%	6/01/17	CCC	1,128,000
17,700	Total Specialty Retail				18,364,250
	Trading Companies & Distributors – 1.2% (0.8% of Total Investments)
14,650	HD Supply Inc.	11.500%	7/15/20	CCC+	17,067,250
	Wireless Telecommunication Services – 3.0% (2.1% of Total Investments)
2,500	Sprint Corporation, 144A	7.250%	9/15/21	BB–	2,662,500
32,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	34,240,000
5,000	T-Mobile USA Inc.	6.250%	4/01/21	BB	5,225,000
39,500	Total Wireless Telecommunication Services				42,127,500
$281,885	Total Corporate Bonds (cost $282,796,998)				300,010,055
Shares	Description (1)	Coupon	Maturity		Value
	STRUCTURED NOTES – 2.0% (1.3% of Total Investments)
132,000	Barclays Bank PLC	6.300%	3/25/15		$10,203,600
326,000	Barclays Bank PLC, (11)	4.750%	8/06/15		9,656,120
106,800	Wells Fargo Bank NA, 144A, (11)	5.410%	8/06/15		7,284,828
	Total Structured Notes (cost $27,510,536)				27,144,548
	Total Long-Term Investments (cost $1,902,854,060)				1,938,210,293

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.8% (5.3% of Total Investments)
$108,776	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $108,776,110, collateralized by: $25,525,000 U.S. Treasury Notes, 0.375%, due 2/15/16, value $25,25,581,602 and $85,375,000 U.S. Treasury Notes, 0.090%, due 7/31/16, value $85,375,000	0.000%	8/01/14	$108,776,110
	Total Short-Term Investments (cost $108,776,110)			108,776,110
	Total Investments (cost $2,011,630,170) – 146.6%			2,046,986,403
	Borrowings – (43.4)% (8), (9)			(606,000,000)
	Other Assets Less Liabilities – (3.2)% (10)			(44,683,843)
	Net Assets Applicable to Common Shares – 100%			$1,396,302,560

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
Morgan Stanley	$103,075,000	Receive	1-Month USD-LIBOR-BBA	2.064%	Monthly	3/21/16	$(2,744,568)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds' Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements for more information.

(7)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements for more information.

(8)  Borrowings as a percentage of Total Investments is 29.6%.

(9)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  For fair value measurement disclosure purposes, Structured Notes classified as Level 2. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements, for more information.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT  Real Estate Investment Trust.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  July 31, 2014

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $431,559,243, $1,031,535,253, $733,036,847, $260,334,099 and $1,902,854,060, respectively)	$434,955,611	$1,040,267,129	$743,001,368	$265,478,019	$1,938,210,293
Short-term investments, at value (cost approximates value)	22,293,481	65,639,189	32,660,097	20,820,856	108,776,110
Cash	—	—	1,588,494	—	—
Cash collateral at brokers(1)	704,350	1,642,915	875,000	530,000	2,948,000
Credit default swaps premiums paid	—	—	—	183,987	—
Unrealized appreciation on credit default swaps	—	—	—	45,485	—
Receivable for:
Dividends	—	—	—	—	44,883
Interest	3,074,244	6,998,980	5,394,397	1,800,661	14,239,500
Investments sold	14,995,224	24,831,503	18,391,422	4,073,680	24,599,780
Reclaims	—	—	—	—	25,624
Shares sold through shelf offering	—	31,001	—	—	—
Deferred offering costs	583,648	1,175,824	856,747	—	—
Other assets	137,075	256,407	172,319	18,096	849,459
Total assets	476,743,633	1,140,842,948	802,939,844	292,950,784	2,089,693,649
Liabilities
Borrowings	112,000,000	269,000,000	188,000,000	85,000,000	606,000,000
Unrealized depreciation on interest rate swaps	550,340	1,471,592	872,730	298,622	2,744,568
Payable for:
Common share dividends	1,326,728	3,271,445	2,391,942	941,024	5,852,659
Investments purchased	13,853,999	31,241,966	24,217,377	9,596,879	76,722,645
Offering costs	28,638	—	—	—	—
Unfunded senior loans	133,735	793,786	551,839	133,735	—
Variable Rate Term Preferred ("VRTP") Shares, at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Accrued expenses:
Interest	104,288	242,174	175,983	54,490	43,628
Management fees	319,826	751,168	532,097	195,624	1,380,681
Trustees fees	47,594	88,697	55,452	7,574	251,887
Shelf offering costs	99,857	46,620	93,295	—	18,734
Other	190,526	351,148	264,923	109,383	376,287
Total liabilities	186,655,531	446,258,596	315,155,638	96,337,331	693,391,089
Net assets applicable to common shares	$290,088,102	$694,584,352	$487,784,206	$196,613,453	$1,396,302,560
Common shares outstanding	38,626,872	55,169,216	38,478,782	10,095,286	136,215,298
Net asset value ("NAV") per common share outstanding	$7.51	$12.59	$12.68	$19.48	$10.25
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$386,269	$551,692	$384,788	$100,953	$1,362,153
Paid-in surplus	324,969,238	766,748,038	527,121,180	192,369,788	1,839,255,011
Undistributed (Over-distribution of) net investment income	(1,407,209)	(3,020,467)	(1,962,572)	(1,128,155)	(7,365,007)
Accumulated net realized gain (loss)	(36,706,670)	(76,956,087)	(46,851,576)	379,787	(469,564,681)
Net unrealized appreciation (depreciation)	2,846,474	7,261,176	9,092,386	4,891,080	32,615,084
Net assets applicable to common shares	$290,088,102	$694,584,352	$487,784,206	$196,613,453	$1,396,302,560
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended July 31, 2014

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $18,436, $18,918, $18,918, $0 and $3,088, respectively)	$22,585,966	$54,067,688	$38,870,661	$16,259,153	$103,535,734
Fees	732,666	1,515,888	1,231,360	474,305	2,418,365
Total investment income	23,318,632	55,583,576	40,102,021	16,733,458	105,954,099
Expenses
Management fees	3,580,915	8,439,572	5,942,000	2,323,137	15,932,402
Shareholder servicing agent fees and expenses	12,648	10,610	10,046	218	6,602
Interest expense and amortization of offering costs	2,089,184	4,908,696	3,442,151	992,727	7,205,369
Custodian fees and expenses	187,360	366,980	265,770	129,917	586,959
Trustees fees and expenses	13,370	32,203	22,330	8,864	61,062
Professional fees	103,676	120,802	115,130	8,775	102,231
Shareholder reporting expenses	59,960	97,241	81,145	34,102	247,828
Stock exchange listing fees	15,248	20,788	11,840	8,766	44,214
Investor relations expenses	50,557	115,596	80,663	31,842	158,022
Shelf offering expenses	91,620	133,453	72,485	185,347	291,995
Other expenses	21,631	34,437	27,289	13,889	48,268
Total expenses before expense reimbursement	6,226,169	14,280,378	10,070,849	3,737,584	24,684,952
Expense reimbursement	—	—	—	—	(145,998)
Net expenses	6,226,169	14,280,378	10,070,849	3,737,584	24,538,954
Net investment income (loss)	17,092,463	41,303,198	30,031,172	12,995,874	81,415,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,139,965	5,977,009	4,586,814	1,603,624	35,651,566
Swaps	(531,232)	(1,420,498)	(842,428)	(763,186)	(2,646,702)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(937,044)	(2,127,767)	1,039,424	(1,381,412)	(12,338,040)
Swaps	423,385	1,132,120	671,405	263,554	2,084,814
Net realized and unrealized gain (loss)	2,095,074	3,560,864	5,455,215	(277,420)	22,751,638
Net increase (decrease) in net assets applicable to common shares from operations	$19,187,537	$44,864,062	$35,486,387	$12,718,454	$104,166,783

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$17,092,463	$19,032,240	$41,303,198	$46,679,908
Net realized gain (loss) from:
Investments and foreign currency	3,139,965	(1,360,386)	5,977,009	9,001,577
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	(531,232)	(571,402)	(1,420,498)	(1,527,913)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(937,044)	13,813,567	(2,127,767)	25,426,205
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	423,385	559,590	1,132,120	1,496,326
Net increase (decrease) in net assets applicable to common shares from operations	19,187,537	31,473,609	44,864,062	81,076,103
Distributions to Common Shareholders
From net investment income	(17,150,331)	(19,858,581)	(41,928,604)	(49,952,877)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,150,331)	(19,858,581)	(41,928,604)	(49,952,877)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	44,273,857	284,185	87,398,181
Net proceeds from shares issued to shareholders due to reinvestment of distributions	25,528	270,527	52,666	672,744
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	25,528	44,544,384	336,851	88,070,925
Net increase (decrease) in net assets applicable to common shares	2,062,734	56,159,412	3,272,309	119,194,151
Net assets applicable to common shares at the beginning of period	288,025,368	231,865,956	691,312,043	572,117,892
Net assets applicable to common shares at the end of period	$290,088,102	$288,025,368	$694,584,352	$691,312,043
Undistributed (Over-distribution of) net investment income at the end of period	$(1,407,209)	$(954,461)	$(3,020,467)	$(1,507,280)

See accompanying notes to financial statements.

Nuveen Investments

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$30,031,172	$32,619,976	$12,995,874	$16,155,471
Net realized gain (loss) from:
Investments and foreign currency	4,586,814	6,496,242	1,603,624	4,230,472
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	(842,428)	(906,131)	(763,186)	(1,181,152)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,039,424	16,500,807	(1,381,412)	1,752,372
Securities sold short	—	—	—	—
Options written	—	—	—	—
Options purchased	—	—	—	—
Swaps	671,405	887,399	263,554	160,619
Net increase (decrease) in net assets applicable to common shares from operations	35,486,387	55,598,293	12,718,454	21,117,782
Distributions to Common Shareholders
From net investment income	(30,513,055)	(35,370,449)	(13,830,542)	(16,162,038)
From accumulated net realized gains	—	—	(3,300,149)	(749,442)
Decrease in net assets applicable to common shares from distributions to common shareholders	(30,513,055)	(35,370,449)	(17,130,691)	(16,911,480)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	542,095	91,655,153	(5,690)	731,375
Net proceeds from shares issued to shareholders due to reinvestment of distributions	64,515	382,664	—	928,903
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	606,610	92,037,817	(5,690)	1,660,278
Net increase (decrease) in net assets applicable to common shares	5,579,942	112,265,661	(4,417,927)	5,866,580
Net assets applicable to common shares at the beginning of period	482,204,264	369,938,603	201,031,380	195,164,800
Net assets applicable to common shares at the end of period	$487,784,206	$482,204,264	$196,613,453	$201,031,380
Undistributed (Over-distribution of) net investment income at the end of period	$(1,962,572)	$(1,047,840)	$(1,128,155)	$(187,026)

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (continued)

	Credit Strategies Income (JQC)
	Year Ended 7/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$81,415,145	$57,620,766	$106,877,853
Net realized gain (loss) from:
Investments and foreign currency	35,651,566	20,210,478	30,157,518
Securities sold short	—	—	(2,844,562)
Options written	—	—	4,936,415
Options purchased	—	—	(279,861)
Swaps	(2,646,702)	(1,721,895)	(2,872,297)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,338,040)	18,898,568	68,849,402
Securities sold short	—	—	1,970,142
Options written	—	—	(2,080,052)
Options purchased	—	—	278,611
Swaps	2,084,814	1,872,863	(255,166)
Net increase (decrease) in net assets applicable to common shares from operations	104,166,783	96,880,780	204,738,003
Distributions to Common Shareholders
From net investment income	(87,747,986)	(63,041,472)	(109,325,873)
From accumulated net realized gains	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(87,747,986)	(63,041,472)	(109,325,873)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	764,252	—
Cost of shares repurchased and retired	(377,250)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(377,250)	764,252	—
Net increase (decrease) in net assets applicable to common shares	16,041,547	34,603,560	95,412,130
Net assets applicable to common shares at the beginning of period	1,380,261,013	1,345,657,453	1,250,245,323
Net assets applicable to common shares at the end of period	$1,396,302,560	$1,380,261,013	$1,345,657,453
Undistributed (Over-distribution of) net investment income at the end of period	$(7,365,007)	$(6,741,172)	$(13,245,643)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended July 31, 2014

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$19,187,537	$44,864,062	$35,486,387	$12,718,454	$104,166,783

Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:

Purchases of investments	(271,915,803)	(592,015,810)	(458,647,837)	(124,328,298)	(1,287,681,322)
Proceeds from sales and maturities of investments	242,306,465	528,129,466	389,910,932	142,620,785	1,227,817,228
Proceeds from (Purchases of) short-term investments, net	(4,470,867)	(34,720,765)	1,925,486	(20,820,856)	(8,112,133)
Proceeds from (Payments for) swap contracts, net	(531,232)	(1,420,498)	(842,428)	(763,186)	(2,646,702)
Amortization (Accretion) of premiums and discounts, net	(1,252,158)	(3,558,427)	(2,454,546)	(787,360)	(3,193,258)
(Increase) Decrease in:
Cash collateral at brokers	520,001	914,001	930,000	(26,000)	(2,948,000)
Credit default swaps premiums paid	—	—	—	(95,050)	—
Receivable for dividends	—	—	—	—	54,573
Receivable for interest	(675,312)	(1,415,293)	(1,153,860)	199,947	312,992
Receivable for investments sold	2,713,575	14,762,495	5,617,156	12,397,814	16,141,509
Receivable for reclaims	—	—	—	—	119,652
Other assets	195,837	376,010	224,612	151,175	(179,995)
Increase (Decrease) in:
Payable for investments purchased	(13,262,810)	(23,107,338)	(18,104,656)	(3,641,663)	18,462,005
Payable for unfunded senior loans	133,735	793,786	551,839	133,735	—
Accrued interest	80,654	185,422	137,189	5,278	(188,251)
Accrued management fees	35,659	79,701	65,056	(2,210)	48,732
Accrued Trustees fees	(7,613)	907	1,514	2,497	(14,053)
Accrued other expenses	3,257	(2,548)	(1,005)	(28,594)	(136,148)
Net realized (gain) loss from:
Investments and foreign currency	(3,139,965)	(5,977,009)	(4,586,814)	(1,603,624)	(35,651,566)
Swaps	531,232	1,420,498	842,428	763,186	2,646,702
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	937,044	2,127,767	(1,039,424)	1,381,412	12,338,040
Swaps	(423,385)	(1,132,120)	(671,405)	(263,554)	(2,084,814)
Taxes paid on undistributed capital gains	—	—	(28)	(2,985)	—
Proceeds from litigation settlement	8,250	14,950	—	—	1,433,741
Net cash provided by (used in) operating activities	(29,025,899)	(69,680,743)	(51,809,404)	18,010,903	40,705,715
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(583,648)	(1,175,824)	(856,747)	—	—
Proceeds from borrowings	27,000,000	65,800,000	51,100,000	—	45,000,000
Repayments of borrowings	(38,000,000)	(92,000,000)	(65,000,000)	—	—
Increase (Decrease) in:
Cash overdraft	—	—	—	(439,218)	—
Payable for offering costs	28,638	—	—	—	—
Accrued shelf offering costs	(70,964)	(103,328)	(75,918)	(160,000)	18,734
VRTP Shares, at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Cash distribution paid to common shareholders	(17,348,127)	(42,403,595)	(30,805,828)	(17,405,995)	(90,218,199)
Proceeds from shelf offering, net of offering costs and adjustments	—	563,490	1,036,391	(5,690)	—
Cost of common shares repurchased and retired	—	—	—	—	(377,250)
Net cash provided by (used in) financing activities	29,025,899	69,680,743	53,397,898	(18,010,903)	(45,576,715)
Net Increase (Decrease) in Cash	—	—	1,588,494	—	(4,871,000)
Cash at the beginning of period	—	—	—	—	4,871,000
Cash at the end of period	$—	$—	$1,588,494	$—	$—
See accompanying notes to financial statements.

Nuveen Investments

Statement of Cash Flows (continued)

Supplemental Disclosures of Cash Flow Information	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest (excluding borrowing costs and amortization of offering costs)	$1,635,713	$3,888,109	$2,724,176	$893,298	$6,795,341
Non-cash operating activities not included herein consist of payment-in-kind distributions	30,239	58,038	58,397	20,478	356,974
Non-cash financing activities not included herein consists of reinvestments of common share distributions	25,528	52,666	64,515	—	—

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share NAV	Ending Market Value
Senior Income (NSL)
Year Ended 7/31:
2014	$7.46	$.44	$.05	$—		$—	$.49	$(.44)	$—	$(.44)	$—		$—		$—		$7.51	$6.98
2013	7.07	.54	.35	—		—	.89	(.56)	—	(.56)	(.01)		—		.07		7.46	7.45
2012	7.12	.57	(.10)	—		—	.47	(.54)	—	(.54)	—		—		.02		7.07	7.29
2011	6.81	.64	.09	—		—	.73	(.49)	—	(.49)	—		—		.07		7.12	6.99
2010	5.70	.37	1.20	—	*	—	1.57	(.46)	—	(.46)	—		—		—		6.81	6.95
Floating Rate Income (JFR)
Year Ended 7/31:
2014	12.54	.75	.06	—		—	.81	(.76)	—	(.76)	—	*	—		—	*	12.59	11.72
2013	11.87	.90	.68	—		—	1.58	(.97)	—	(.97)	—	*	—		.06		12.54	12.72
2012	12.06	1.02	(.25)	—		—	.77	(.96)	—	(.96)	—		—		—	*	11.87	11.78
2011	11.47	1.07	.19	—		—	1.26	(.69)	—	(.69)	—		—		.02		12.06	11.41
2010	9.76	.82	1.47	—	*	—	2.29	(.58)	—	(.58)	—		—	*	—		11.47	11.20

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on Taxable Auctioned Rate Preferred shares and FundPreferred shares for Senior Income (NSL) and Floating Rate Income (JFR), respectively. During the fiscal year ended December 31, 2010, Senior Income (NSL) redeemed all of its Taxable Auctioned Preferred shares, at liquidation value and Floating Rate Income (JFR) redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred and FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred and FundPreferred shares, VRTP shares and/or borrowings, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies and Note 9 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2014	.72%
2013	.47
2012	.47
2011	.49
2010	.86
Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2014	.71%
2013	.48
2012	.51
2011	.52
2010	.78

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)(f)	Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(h)
Senior Income (NSL)
Year Ended 7/31:
2014	6.78%	(.29)%	$290,088	2.15%	5.89%	N/A	N/A	58%
2013	13.89	10.23	288,025	1.74	7.32	N/A	N/A	76
2012	7.34	12.78	231,866	1.82	8.34	N/A	N/A	64
2011	12.01	7.72	227,986	1.78	8.99	N/A	N/A	100
2010	28.15	44.83	203,261	2.18	5.61	2.17%	5.62%	68
Floating Rate Income (JFR)
Year Ended 7/31:
2014	6.62	(1.84)	694,584	2.05	5.94	N/A	N/A	52
2013	14.26	16.76	691,312	1.71	7.34	N/A	N/A	69
2012	6.91	12.43	572,118	1.79	8.72	1.72	8.80	57
2011	11.31	7.96	580,419	1.72	8.74	1.54	8.92	99
2010	23.85	41.48	542,456	2.03	7.14	1.74	7.42	51

(e)  After expense reimbursement from the Adviser, where applicable. As of October 31, 2009 and March 31, 2012, the Adviser is no longer reimbursing Senior Income (NSL) and Floating Rate Income (JFR), respectively, for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)
Year Ended 7/31:
2014	—%
2013	—
2012	(.01)
2011	.02
2010	.09
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income (JFR)
Year Ended 7/31:
2014	—%
2013	—
2012	.01
2011	.02
2010	.08

(g)  The Fund had no matured senior loans during the fiscal year ended July 31, 2014 and the fiscal year ended July 31, 2013.

(h)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount from Common Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share NAV	Ending Market Value
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	$12.55	$.78	$.14	$—		$—	$.92	$(.79)	$—	$(.79)	$—	*	$—		$—	*	$12.68	$12.40
2013	11.84	.95	.68	—		—	1.63	(1.04)	—	(1.04)	(.01)		—		.13		12.55	12.73
2012	11.96	1.13	(.26)	—		—	.87	(1.01)	—	(1.01)	—		—		.02		11.84	12.09
2011	11.34	1.12	.22	—		—	1.34	(.79)	—	(.79)	—		—		.07		11.96	11.46
2010	9.54	1.01	1.50	—	*	—	2.51	(.71)	—	(.71)	—		—	*	—		11.34	11.64
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	19.91	1.29	(.02)	—		—	1.27	(1.37)	(.33)	(1.70)	—	*	—		—		19.48	18.20
2013	19.49	1.61	.49	—		—	2.10	(1.61)	(.07)	(1.68)	—		—		—	*	19.91	19.89
2012	19.08	1.56	.25	—		—	1.81	(1.40)	—	(1.40)	—		—		—		19.49	19.54
2011(g)	19.10	.05	.08	—		—	.13	(.11)	—	(.11)	(.04)		—		—		19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares for Floating Rate Income Opportunity (JRO). During the fiscal year ended December 31, 2010, Floating Rate Income Opportunity (JRO) redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, VRTP shares and/or borrowings, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies and Note 9 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	.71%
2013	.46
2012	.47
2011	.49
2010	.86
Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	.50%
2013	.50
2012	.47
2011(g)	—

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(i)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	7.54%	3.91%	$487,784	2.07%		6.16%		N/A	N/A	55%
2013	15.27	14.42	482,204	1.71		7.73		N/A	N/A	72
2012	8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85
2011	12.77	5.20	364,883	1.75		9.19		1.56	9.38	101
2010	26.66	49.00	322,136	2.14		8.95		1.84	9.25	58
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	6.59	.16	196,613	1.88		6.52		N/A	N/A	45
2013	11.17	10.77	201,031	1.80		8.12		N/A	N/A	82
2012	9.96	14.77	195,165	1.75		8.25		N/A	N/A	62
2011(g)	.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5

(e)  After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	—%
2013	—
2012	.01
2011	.02
2010	.09
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	—%
2013	—
2012	—
2011(g)	—

(g)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(h)  Floating Rate Income Opportunity (JRO) had no matured senior loans during the fiscal year ended July 31, 2014, and the fiscal year ended July 31, 2013. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.

(i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

**  Annualized.

N/A  The Fund never had, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to Preferred Shareholders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders		Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Credit Strategies Income (JQC)
Year Ended 7/31:
2014	$10.13	$.60	$.16	$—		$—	$.76	$(.64)	$—	$—		$(.64)	$—	*	$10.25	$9.05
2013(k)	9.88	.42	.29	—		—	.71	(.46)	—	—		(.46)	—		10.13	10.03
Year Ended 12/31:
2012	9.18	.78	.72	—		—	1.50	(.80)	—	—		(.80)	—		9.88	9.65
2011	10.13	.55	(.72)	—		—	(.17)	(.79)	—	—		(.79)	.01		9.18	8.05
2010	9.00	.53	1.29	—		—	1.82	(.60)	—	(.10)		(.70)	.01		10.13	8.80
2009	6.04	.59	3.01	—	*	—	3.60	(.65)	—	—	*	(.65)	.01		9.00	7.69

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares. During the fiscal year ended December 31, 2009, the Fund redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable,as described in Note 9 – Borrowing Arrangements.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

Credit Strategies Income (JQC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(j)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2014	—%		.52%
2013(k)	—		.55	***
Year Ended 12/31:
2012	—	**	.58
2011	—	**	.43
2010	—	**	.40
2009	—	**	.46

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(g)		Expenses	Net Investment Income (Loss)(g)	Portfolio Turnover Rate(i)
Credit Strategies Income (JQC)
Year Ended 7/31:
2014	7.74%	(3.44)%	$1,396,303	1.77	%(f)	5.84	%(f)	N/A	N/A	65%
2013(k)	7.32	8.80	1,380,261	1.77	***	7.22	***	N/A	N/A	44
Year Ended 12/31:
2012	16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
2011	(1.70)	.24	1,250,245	1.70		5.44		1.65%	5.49%	37
2010	21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48
2009	63.01	76.23	1,242,799	1.75		8.01		1.48	8.27	55

(f)  The expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

Credit Strategies Income (JQC)	Expenses	Net Investment Income (Loss)
Year Ended 7/31:
2014	1.76%	5.85%

(g)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Note 3 – Portfolio Securities and Investments in Derivatives, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Year Ended 7/31:
2014	—%
2013(k)	—
Year Ended 12/31:
2012	—	**
2011	—	**
2010	—	**
2009	—

(h)  The Fund had no matured senior loans during the fiscal year ended July 31, 2014, the seven months ended July 31,2013 and prior to the fiscal year ended July 31, 2010.

(i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(j)  Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.

(k)  For the seven months ended July 31, 2013.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

***  Annualized.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

	Borrowings at the End of the Period		VRTP Shares at the End of Period		Borrowings and VRTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2014	$112,000	$2,706	$58,000	$270,640	$2.71
2013	123,000	3,342	—	—	—
2012	100,000	3,319	—	—	—
2011	73,950	4,083	—	—	—
2010	73,950	3,749	—	—	—
Floating Rate Income (JFR)
Year Ended 7/31:
2014	269,000	2,702	139,000	270,241	2.70
2013	295,200	3,342	—	—	—
2012	249,200	3,296	—	—	—
2011	197,740	3,935	—	—	—
2010	197,740	3,743	—	—	—
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2014	188,000	2,706	98,000	270,554	2.71
2013	201,900	3,388	—	—	—
2012	159,900	3,314	—	—	—
2011	117,270	4,111	—	—	—
2010	117,270	3,747	—	—	—
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2014	85,000	3,313	—	—	—
2013	85,000	3,365	—	—	—
2012	85,000	3,296	—	—	—
2011(a)	—	—	—	—	—
Credit Strategies Income Fund (JQC)
Year Ended 7/31:
2014	606,000	3,304	—	—	—
2013(b)	561,000	3,460	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—
2011	517,000	3,418	—	—	—
2010	400,000	4,471	—	—	—
2009	400,000	4,107	—	—	—

(a)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(b)  For the seven months ended July 31, 2013.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Senior Income Fund (NSL) ("Senior Income (NSL)")

• Nuveen Floating Rate Income Fund (JFR) ("Floating Rate Income (JFR)")

• Nuveen Floating Rate Income Opportunity Fund (JRO) ("Floating Rate Income Opportunity (JRO)")

• Nuveen Short Duration Credit Opportunities Fund (JSD) ("Short Duration Credit Opportunities (JSD)")

• Nuveen Credit Strategies Income Fund (JQC) ("Credit Strategies Income (JQC)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate and credit default swap contracts.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Nuveen Investments

Notes to Financial Statements (continued)

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Credit Strategies Income's (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$13,853,999	$31,241,966	$24,217,377	$9,596,879	$73,077,252

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as "Fees income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments

Preferred Shares

The Funds are authorized to issue preferred shares. During prior fiscal periods, Senior Income (NSL) redeemed all of its Taxable Auctioned Preferred shares, at liquidation value and Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Credit Strategies Income (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation value. As of July 31, 2014, Short Duration Credit Opportunities (JSD) has not issued any preferred shares.

Variable Rate Term Preferred Shares

The following Funds have issued and outstanding Variable Rate Term Preferred ("VRTP") Shares, with a $100,000 liquidation value per share. The Funds issued their VRTP Shares in privately negotiated offerings, on December 30, 2013, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of July 31, 2014, VRTP Shares outstanding, at liquidation value, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value
Senior Income (NSL)	C-4	580	$58,000,000
Floating Rate Income (JFR)	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)	C-4	980	$98,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares are subject to redemption at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Term Redemption Date and Premium Expiration Date for the Funds' VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation value of VRTP Shares outstanding and annualized dividend rate for each Fund for the period December 30, 2013 (first issuance of shares) through July 31, 2014, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation value of VRTP Shares outstanding	$58,000,000	$139,000,000	$98,000,000
Annualized dividend rate	1.71%	1.71%	1.71%

VRTP Shares generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation (par) value so long as the fixed "spread" on the VRTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VRTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VRTP Shares is recorded as a liability and recognized as "Variable Rate Term Preferred ("VRTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.

Dividends on the VRTP Shares (which are treated as interest payments for financial reporting purposes only) are set monthly. Unpaid dividends on VRTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends paid on VRTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Costs incurred by each Fund in connection with its offering of VRTP Shares, which were recorded as a deferred charge and are amortized over the life of the shares, are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.

Nuveen Investments

Notes to Financial Statements (continued)

Common Shares Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through an equity shelf program ("Shelf Offering").

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under each Fund's Shelf Offering during the fiscal year ended July 31, 2014 and fiscal year ended July 31, 2013, were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Authorized common shares	12,000,000	12,000,000	12,900,000	17,600,000	11,600,000	11,600,000
Common shares issued	—	5,798,036	22,610	6,888,559	43,186	7,155,904
Offering proceeds, net of offering costs	$—	$44,273,857	$284,185	$87,398,181	$542,095	$91,655,153

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14
Authorized common shares	$1,000,000	$1,000,000	$13,600,000 *
Common shares issued	—	36,711	—
Offering proceeds, net of offering costs	$—	$731,375	$—

*  Shelf Offering declared effective by the SEC during the current reporting period.

As of November 30, 2013, Senior Income's (NSL), Floating Rate Income's (JFR) and Floating Rate Income (JRO) shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as "Shelf offering expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets.

Since the shelf offering program became effective, Credit Strategies Income (JQC) had not issued additional common shares. As a result, during the fiscal year ended July 31, 2014, the Adviser reimbursed the Fund for half of the costs incurred in connection with the Shelf Offering, which is recognized as "Expense reimbursement" on the Statement of Operations.

During the fiscal year ended July 31, 2014, Nuveen Securities, LLC, the Funds' distributor and a wholly-owned subsidiary of Nuveen, received commissions of $575 and $1,098, related to the sale of common shares as a result of Floating Rate Income (JFR) and Floating Rate Income Opportunity's (JRO) Shelf Offering, respectively.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered

Nuveen Investments

Notes to Financial Statements (continued)

in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$369,296,785		$—		$369,296,785
Common Stocks	1,634,690	5,866,143	**	—	***	7,500,833
Convertible Bonds	—	860,625		—		860,625
Corporate Bonds	—	57,297,363		5		57,297,368
Short-Term Investments:
Repurchase Agreements	—	22,293,481		—		22,293,481
Investments in Derivatives:
Interest Rate Swaps****	—	(550,340)		—		(550,340)
Total	$1,634,690	$455,064,057		$5		$456,698,752
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$839,275,049		$—		$839,275,049
Common Stocks	5,044,057	14,560,639	**	—	***	19,604,696
Convertible Bonds	—	1,875,625		—		1,875,625
Corporate Bonds	—	129,204,491		—		129,204,491
Asset-Backed Securities	—	38,439,536		—		38,439,536
Investment Companies	11,867,732	—		—		11,867,732
Short-Term Investments:
Repurchase Agreements	—	65,639,189		—		65,639,189
Investments in Derivatives:
Interest Rate Swaps****	—	(1,471,592)		—		(1,471,592)
Total	$16,911,789	$1,087,522,937		$—	***	$1,104,434,726
Floating Rate Income Opportunity (JRO)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$594,917,609		$—		$594,917,609
Common Stocks	3,965,090	13,181,105	**	—	***	17,146,195
Convertible Bonds	—	1,571,875		—		1,571,875
Corporate Bonds	—	103,463,151		—		103,463,151
Asset-Backed Securities	—	25,902,538		—		25,902,538
Short-Term Investments:
Repurchase Agreements	—	32,660,097		—		32,660,097
Investments in Derivatives:
Interest Rate Swaps****	—	(872,730)		—		(872,730)
Total	$3,965,090	$770,823,645		$—	***	$774,788,735

Nuveen Investments

Short Duration Credit Opportunities (JSD)	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$226,380,673		$—		$226,380,673
Common Stocks	—	1,371,340	**	—		1,371,340
Corporate Bonds	—	37,726,006		—		37,726,006
Short-Term Investments:
Repurchase Agreements	—	20,820,856		—		20,820,856
Investments in Derivatives:
Interest Rate Swaps****	—	(298,622)		—		(298,622)
Credit Default Swaps****	—	45,485		—		45,485
Total	$—	$286,045,738		$—		$286,045,738
Credit Strategies Income (JQC)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,501,389,670		$—		$1,501,389,670
Common Stocks	85,670,128	13,914,642	**	—	***	99,584,770
Convertible Bonds	—	10,081,250		—		10,081,250
Corporate Bonds	—	300,010,055		—		300,010,055
Structured Notes	10,203,600	16,940,948	**	—		27,144,548
Short-Term Investments:
Repurchase Agreements	—	108,776,110		—		108,776,110
Investments in Derivatives:
Interest Rate Swaps****	—	(2,744,568)		—		(2,744,568)
Total	$95,873,728	$1,948,368,107		$—	***	$2,044,241,835

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Value equals zero as of the end of the reporting period.

****  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, options written and swaps", respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$22,293,481	$(22,293,481)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	65,639,189	(65,639,189)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	32,660,097	(32,660,097)	—
Short Duration Credit Opportunities (JSD)	Fixed Income Clearing Corporation	20,820,856	(20,820,856)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	108,776,110	(108,776,110)	—

*  As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Funds limit their investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Funds is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Funds' basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2014, the Funds continued to use interest rate swap contracts to partially fix the interest cost of leverage, which each Fund employs through the use of bank borrowings and VRTP Shares for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO).

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2014, was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average notional amount of interest rate swap contracts outstanding*	$29,580,000	$79,096,000	$46,908,000	$52,500,000	$164,920,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the

Nuveen Investments

Notes to Financial Statements (continued)

beginning of the measurement period are recognized as a component of "Credit default swaps premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended July 31, 2014, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds' credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended July 31, 2014, was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$4,610,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of July 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Senior Income (NSL)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(550,340)
Floating Rate Income (JFR)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,471,592)
Floating Rate Income Opportunity (JRO)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(872,730)
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(298,622)
Credit	Swaps	Unrealized appreciation on credit default swaps**	45,485	—	—
Credit Strategies Income (JQC)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,744,568)

**  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Nuveen Investments

The following tables present the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts, as of July 31, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Senior Income (NSL)
	Morgan Stanley	$—	$(550,340)	$—	$(550,340)	$550,340	$—
Floating Rate Income (JFR)
	Morgan Stanley	$—	$(1,471,592)	$—	$(1,471,592)	$1,471,592	$—
Floating Rate Income Opportunity (JRO)
	Morgan Stanley	$—	$(872,730)	$—	$(872,730)	$872,730	$—
Short Duration Credit Opportunities (JSD)
	Barclays PLC	$—	$(177,639)	$—	$(177,639)	$177,639	$—
	Morgan Stanley	—	(120,983)	—	(120,983)	120,983	—
Total		$—	$(298,622)	$—	$(298,622)	$298,622	$—
Credit Strategies Income (JQC)
	Morgan Stanley	$—	$(2,744,568)	$—	$(2,744,568)	$2,744,568	$—

***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***		Amounts Netted on Statement of Assets and Liabilities		Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty		Net Exposure
Short Duration Credit Opporutunities (JSD)
	Barclays PLC Deutsche Bank Morgan Stanley	$10,158 34,228 1,099	$	— — —	$	— — —	$10,158 34,228 1,099	$	— — —	$10,158 34,228 1,099
Total		$45,485		$—		$—	$45,485		$—	$45,485
*** Represents gorss unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended July 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Senior Income (NSL)	Interest	Swaps	$(531,232)	$423,385
Floating Rate Income (JFR)	Interest	Swaps	$(1,420,498)	$1,132,120
Floating Rate Income Opportunity (JRO)	Interest	Swaps	$(842,428)	$671,405
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	$(258,526)	$117,270
	Interest	Swaps	(504,660)	146,284
Total			$(763,186)	$263,554
Credit Strategies Income (JQC)	Interest	Swaps	$(2,646,702)	$2,084,814

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments

Notes to Financial Statements (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Common shares:
Sold through shelf offering	—	5,798,036	22,610	6,888,559	43,186	7,155,904
Issued to shareholders due to reinvestment of distributions	3,421	36,601	4,199	54,601	5,155	30,879
Repurchased and retired	—	—	—	—	—	—
Total	3,421	5,834,637	26,809	6,943,160	48,341	7,186,783
Weighted average:
Premium to NAV per shelf offering share sold	—%	5.32%	1.46%	3.70%	1.34%	4.92%
Price per common share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per common share repurchased and retired	—%	—%	—%	—%	—%	—%

	Short Duration Credit Opportuntities (JSD)		Credit Strategies Income (JQC)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Seven Months Ended 7/31/13	Year Ended 12/31/12
Common shares:
Sold through shelf offering	—	36,711	—	—	—
Issued to shareholders due to reinvestment of distributions	—	46,873	—	75,690	—
Repurchased and retired	—	—	(41,100)	—	—
Total	—	83,584	(41,100)	75,690	—
Weighted average:
Premium to NAV per shelf offering share sold	—%	1.68%	—%	—%	—%
Price per common share repurchased and retired	$—	$—	$9.16	$—	$—
Discount per common share repurchased and retired	—%	—%	11.17%	—%	—%

Preferred Shares

Transactions in preferred shares for the Funds during the fiscal year ended July 31, 2014, where applicable, are noted in the following tables.

Transactions in VRTP Shares for the Funds were as follows:

	Year Ended July 31, 2014
	Series	Shares	Amount
Senior Income (NSL)
VRTP Shares issued	C-4	580	$58,000,000
Floating Rate Income (JFR)
VRTP Shares issued	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)
VRTP Shares issued	C-4	980	$98,000,000

Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended July 31, 2014, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$271,885,564	$591,957,772	$458,589,440	$124,307,820	$1,287,324,348
Sales and maturities	242,306,465	528,129,466	389,910,932	142,620,785	1,227,817,228

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for Senior Income (NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$453,866,560	$1,097,591,834	$765,977,972	$281,286,868	$2,013,123,335
Gross unrealized:
Appreciation	$8,341,385	$21,481,872	$17,189,277	$5,383,658	$38,918,749
Depreciation	(4,958,853)	(13,167,388)	(7,505,784)	(371,651)	(5,055,681)
Net unrealized appreciation (depreciation) of investments	$3,382,532	$8,314,484	$9,683,493	$5,012,007	$33,863,068

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, treatment of notional principal contracts, REIT adjustments, nondeductible offering costs, foreign currency transactions, securities litigation settlements, investments in partnerships, distribution reallocation and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$(136,352)	$(265,220)	$(197,951)	$(2,985)	$(4,477,435)
Undistributed (Over-distribution of) net investment income	(394,880)	(887,781)	(432,849)	(106,461)	5,709,006
Accumulated net realized gain (loss)	531,232	1,153,001	630,800	109,446	(1,231,571)

Nuveen Investments

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$17,077	$863,484	$851,001	$—	$—
Undistributed net long-term capital gains	—	—	—	379,786	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2014, paid on August 1, 2014 .

The tax character of distributions paid during the Funds' tax years ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,878,566	$43,668,950	$31,713,135	$14,693,598	$90,269,865
Distributions from net long-term capital gains[3]	—	—	—	2,729,856	—
2013	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)[4]
Distributions from net ordinary income[2]	$19,766,814	$49,637,370	$34,999,480	$16,661,199	$54,593,575
Distributions from net long-term capital gains	—	—	—	224,732	—

The tax character of distributions paid during Credit Strategies Income's (JQC) tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$109,325,873
Distributions from net long-term capital gains	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

3  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2014.

4  For the seven months ended July 31, 2013.

As of July 31, 2014, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Expiration:
July 31, 2016	$—	$—	$—	$171,907,821
July 31, 2017	6,925,213	9,819,992	503,687	289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	8,513,146
Not subject to expiration	503,162	—	—	—
Total	$36,692,834	$76,840,206	$46,836,530	$469,564,682

Nuveen Investments

During the Funds' tax year ended July 31, 2014, the following Funds utilized capital loss carryforwards as follows:

	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Utilized capital loss carryforwards	$5,713,997	$4,309,637	$31,322,614

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Floating Rate Income (JFR)
Post-October capital losses[5]	$102,090
Late-year ordinary losses[6]	—

5  Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund's tax year end.

6  Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL) Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For managed assets over $10 billion	.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO) Fund-Level Fee Rate	Short Duration Credit Opportunities (JSD) Fund-Level Fee Rate	Credit Strategies Income (JQC) Fund-level Fee Rate
For the first $500 million	.6500%	.6500%	.6800%
For the next $500 million	.6250	.6375	.6500
For the next $500 million	.6000	.6250	.6300
For the next $500 million	.5750	.6125	.6050
For managed assets over $2 billion	.5500	.6000	.5800

Nuveen Investments

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2014, the complex-level fee rate for these Funds was .1650%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of July 31, 2014, the Funds' outstanding unfunded senior loan commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Outstanding unfunded senior loan commitments	$133,735	$793,786	$551,839	$133,735

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of July 31, 2014, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a credit agreement with an affiliate of Citibank N.A. through February 2, 2015. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$127,000,000	$307,000,000	$214,000,000
Nuveen Investments

As of July 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$112,000,000	$269,000,000	$188,000,000

On December 30, 2013, each Fund amended its Borrowings with Citibank N.A. and decreased its maximum commitment amount. For the period August 1, 2013 through December 29, 2013, each Fund's maximum commitment amount under its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$135,000,000	$325,000,000	$215,000,000

During the fiscal year ended July 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$114,238,356	$274,189,589	$189,355,890
Average annual interest rate	0.99%	0.98%	0.99%

Interest charged on these Borrowings is based on a .75% per annum drawn fee on the amount borrowed and .15% per annum on the undrawn balance of the maximum commitment amount.

On December 30, 2013, each Fund incurred a one-time .15% amendment fee on its maximum commitment amount, which was fully expensed during the fiscal year ended July 31, 2014.

Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC)

The following Funds have entered into a 364-day revolving line of credit, renewable annually, with Bank of America, N.A. ("Bank of America").

Each Fund's maximum commitment amount under its Borrowings is as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Maximum commitment amount	$95,000,000	$630,000,000

As of July 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$85,000,000	$606,000,000

On August 9, 2013, Short Duration Credit Opportunities (JSD) renewed its Borrowings with Bank of America and increased the maximum commitment amount on its Borrowings from $85 million to $95 million.

On January 17, 2014, Credit Strategies Income (JQC) renewed its Borrowings with Bank of America through February 17, 2014 and on February 18, 2014, the Fund renewed its Borrowings through February 27, 2014. On February 28, 2014, the Fund renewed its Borrowings through January 16, 2015, the renewal date. The Fund also accrues a one-time.10% amendment fee and a .02% arrangement fee based on the maximum commitment amount of the Borrowings through the renewal date.

Nuveen Investments

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average daily balance outstanding	$85,000,000	$573,205,479
Average annual interest rate	1.01%	1.11%

Short Duration Credit Opportunities' (JSD) interest is charged on its Borrowings at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus .85% per annum or if the 1-Month LIBOR were to become unavailable, at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues a (a) .25% per annum on the undrawn balance of the maximum commitment amount and (b) one-time 10% amendment fee based on the maximum commitment amount on the Borrowings through August 10, 2014, the renewal date.

Credit Strategies Income's (JQC), interest is charged on its Borrowings at the 1-Month LIBOR plus .95% per annum or at a rate per annum equal to the greater of (a) the Federal Funds Rate plus .50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues a .25% per annum commitment fee on the undrawn balance of the maximum commitment amount.

On August 7, 2014, (subsequent to the close of this reporting period) Short Duration Credit Opportunities (JSD) terminated its Borrowings with Bank of America and entered into a 364-day $95 million (maximum commitment amount) revolving line of credit with its custodian bank. Interest is charged on these Borrowings at a rate per annum equal to the Overnight LIBOR plus .75% or if LIBOR were to become unavailable, the Federal Funds Rate plus .75%. The Fund also accrues a one-time upfront fee of .10% per annum on the maximum commitment amount of the Borrowings and a .10% per annum on the undrawn portion of the Borrowings of the maximum commitment amount.

Other Borrowings Information

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds' Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

10. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Funds' current disclosures already followed this guidance and therefore it does not have an impact on the Funds' financial statements or footnote disclosures.

11. Subsequent Events

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	41,100

Nuveen Investments

Additional Fund Information (continued)

Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction ("DRD") for corporations and its percentage as qualified dividend income ("QDI") for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JQC
% DRD	1.05%
% QDI	1.05%

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2014:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends	90.90%	73.61%	77.11%	95.38%	98.65%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■  Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Equity Shelf Program: A type of public offering used in accordance with U.S. Securities and Exchange Commission (SEC) registration requirements. This program allows corporations to offer and sell securities for several years without a separate prospectus for each offering.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	203
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				203
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				203

Nuveen Investments

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				203
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				203

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	203
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				204
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	97
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

Nuveen Investments

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				204
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	204
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset
			Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Symphony Asset Management LLC (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the

Nuveen Investments

context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers' employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year,

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture

Nuveen Investments

of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment team. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Short Duration Credit Opportunities Fund (the "Credit Opportunities Fund"), which did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

Nuveen Investments

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, which include Nuveen Credit Strategies Income Fund (the "Credit Strategies Fund"), the Board considered each fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund and Nuveen Senior Income Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods.

With respect to the Credit Strategies Fund, which, as noted above, had a Performance Peer Group classified as less relevant, the Board considered such Fund's performance compared to its benchmark and noted that such Fund outperformed its benchmark over the one-, three- and five-year periods.

With respect to the Credit Opportunities Fund, the Board recognized that it was relatively new with a shorter performance history available thereby limiting the ability to make a meaningful assessment of performance.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the

Nuveen Investments

respective sub-adviser. The Independent Board Members also noted that the Sub-Adviser also advises equity and taxable fixed-income hedge funds and reviewed the average fee and fee range assessed such funds as well as the performance fee. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees

Nuveen Investments

as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Sub-Adviser's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-A-0714D 3168-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN FLOATING RATE INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2014	$29,500	$5,500	$0	$18,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2013	$28,250	$8,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2014	$18,000	$0	$0	$18,000
July 31, 2013	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT LLC

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•                  Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•                  Scott Caraher, Portfolio Manager

Gunther Stein is Chief Investment Officer and Chief Executive Office at Symphony.  Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading.  Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies.  Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

B. OTHER ACCOUNTS

OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/14

(a) Registered Investment Companies
Number of accounts	18
Assets	$3,515,000,000

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	8
Assets	$299,000,000
Performance fee accounts
Number of accounts	17
Assets	$2,595,000,000

(c) Other
Non-performance fee accounts
Number of accounts	13
Assets	$132,000,000
Performance fee accounts
Number of accounts	6
Assets	$255,000,000

OTHER ACCOUNTS MANAGED BY Scott Caraher as of 7/31/14

(a) Registered Investment Companies
Number of accounts	6
Assets	$1,545,000,000

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	2
Assets	$186,000,000
Performance fee accounts
Number of accounts	13
Assets	$2,185,000,000

(c) Other
Non-performance fee accounts
Number of accounts	7
Assets	$126,000,000
Performance fee accounts
Number of accounts	0
Assets	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio

manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony.

E. OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2014

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Gunther Stein	$10,001-$50,000
Scott Caraher	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2014